UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/15

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

-Dreyfus Diversified Emerging Markets Fund

-Dreyfus/Newton International Equity Fund

-Dreyfus Tax Sensitive Total Return Bond Fund

-Dreyfus/The Boston Company Small Cap Growth Fund

-Dreyfus/The Boston Company Small Cap Value Fund

-Dreyfus/The Boston Company Small/Mid Cap Growth Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Diversified Emerging Markets Fund

ANNUAL REPORT September 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Diversified Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Diversified Emerging Markets Fund, covering the 12-month period from October 1, 2014, through September 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased during the third quarter of 2015 when economic concerns in China, falling commodity prices, and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit. U.S. bonds generally fared better, rallying in late 2014 before reversing course in the spring as the domestic economy strengthened. Global economic instability sparked a renewed rally among U.S. government securities toward the reporting period’s end, but corporate-backed and inflation-linked securities lost value.

We expect market volatility to persist over the near term as investors vacillate between hopes that current turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, expectations of higher short-term interest rates in the United States, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the eventual normalization of U.S. monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

October 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2014, through September 30, 2015, as provided by Elizabeth Slover, Michelle Y. Chan, CFA, Gaurav Patankar, William S. Cazalet, CAIA, Ronald P. Gala, CFA, and Peter D. Goslin, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2015, Dreyfus Diversified Emerging Markets Fund’s Class A shares produced a total return of -18.00%, Class C shares returned –18.44%, Class I shares returned -17.44%, and Class Y shares returned -17.44%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), produced a total return of -19.28% for the same period.2

Emerging-markets equities fell sharply amid volatile trading in response to a variety of economic and geopolitical concerns. Above-average results from three of the fund’s underlying strategies enabled it to outperform the benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities (or other instruments with similar economic characteristics) of companies located, organized or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager of managers” approach by selecting one or more experienced investment managers to serve as subadvisers to the fund. The fund also uses a “fund of funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among emerging market equity strategies employed by The Boston Company Asset Management, LLC (the TBCAM Strategy) and Mellon Capital Management Corporation (the Mellon Capital Strategy), each an affiliate of Dreyfus, and two affiliated underlying funds, Dreyfus Global Emerging Markets Fund (the Newton Fund), which is sub-advised by Newton Capital Management Limited, an affiliate of Dreyfus, and Dreyfus Strategic Beta Emerging Markets Equity Fund, added in early September 2015, which is sub-advised by Mellon Capital Management Corporations (the Mellon Capital Fund).

Global Economic Trends Undermined Emerging Markets

Emerging market equities proved highly volatile during the reporting period, with the MSCI EM Index rising and falling several times before moving sharply lower over the summer of 2015 amid renewed worries regarding slowing economic growth in China. Declining prices of petroleum and other commodities particularly undermined stock prices in materials-producing nations. Geopolitical developments caused further market deterioration in countries such as Russia, which saw Western sanctions imposed in response to its involvement with conflict in Ukraine; and in Brazil, where high-profile corporate and government scandals undermined investor sentiment. Furthermore, most emerging market currencies weakened significantly against the U.S. dollar, putting added pressure on the value of foreign currency-denominated investments for U.S. residents.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Underlying Strategies Cushioned Market Weakness

Although we are never satisfied with negative absolute returns, particularly of the magnitude seen over the reporting period, we nonetheless are pleased that the TBCAM Strategy, the Mellon Capital Strategy, and the Newton Fund each produced higher returns than the MSCI EM Index during a highly challenging time for emerging-market equities. The Dreyfus Strategic Beta EM fund modestly underperformed for the month of September 2015.

Results from the TBCAM Strategy were buoyed by underweighted exposure to some of the weaker individual markets, particularly those, such as Malaysia, that are struggling with heavy debt loads and others, such as Mexico, where investor expectations seem unrealistically high. Instead, TBCAM focused on attractive intrinsic values, which led to relatively successful positions in Chinese automotive companies, industrial companies and state-owned banks. The Strategy’s fundamental approach further benefited from underweighted exposure to hard-hit metals-and-mining companies, energy producers, and semiconductor manufacturers. Conversely, overweighted exposure to India weighed on the Strategy’s relative performance.

The Mellon Capital Strategy’s quantitative stock selection process proved effective during the reporting period, as relative results were buoyed by individual holdings such as Korean cosmetics maker Amorepacific, electronics producer Pegatron in Taiwan, and China Merchant’s Bank. Relative performance was strongest in the energy and financials sectors, while telecommunications services and utilities holdings generally lagged market averages. From a country perspective, the Strategy fared well in Taiwan but encountered shortfalls in India and South Africa.

The Newton Fund also outperformed market averages over the reporting period. In China, the Fund benefited from a preference for U.S.-listed ADRs of structural growth companies over H-shares of banks, heavy industrials and property companies. A focus on India and the Philippines also proved beneficial, as did underweighted exposure to Brazil. Overweighted exposure to and successful stock selection in the consumer discretionary, consumer staples and materials sectors bolstered relative performance, but disappointing stock selections in the information technology and industrials sectors weighed to a degree on relative results.

Selectivity Is Key to Investment Success

Although market conditions in developing nations have remained volatile in the aggregate due to ongoing economic uncertainty, we believe that individual countries, market sectors and companies offer differentiated prospects for active portfolio managers. All of the fund’s underlying strategies have continued to find ample opportunities across a variety of individual markets. Moreover, in our analysis, recent market weakness may provide attractive opportunities to purchase at attractive values the stocks of high-quality companies with structural tailwinds, strong business fundamentals, and favorable growth prospects.

October 15, 2015

 Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

 The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

4

 Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

 The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among investment strategies, subadvisers, and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, subadviser, or underlying fund will achieve its particular investment objective.

 Each subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area, or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser or investment strategy.

 The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

 The fund changed its investment strategy on January 31, 2014. Prior to that date, the fund invested in individual securities using a bottom-up investment approach which emphasized individual stock selection through the use of proprietary computer models and fundamental analysis. The fund did not use a “manager of managers” or “fund of funds” approach. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to January 31, 2014, reflects the investment strategy in effect prior to that date.

2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets. The index consists of select designated MSCI emerging market national indices. MSCI Indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Diversified Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Morgan Stanley Capital International Emerging Markets Index

† Source: Lipper Inc.

†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Diversified Emerging Markets Fund on 7/10/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/15
	Inception	1 Year	5 Years		From
	Date				Inception
Class A shares
with maximum sales charge (5.75%)	3/31/09	-22.71%	-5.04%		2.55%	††
without sales charge	3/31/09	-18.00%	-3.91%		3.21%	††
Class C shares
with applicable redemption charge †	3/31/09	-19.25%	-4.61%		2.67%	††
without redemption	3/31/09	-18.44%	-4.61%		2.67%	††
Class I shares	7/10/06	-17.44%	-3.43%		3.59%
Class Y shares	1/31/14	-17.44%	-3.40%	††	3.61%	††
Morgan Stanley Capital International
Emerging Markets Index	6/30/06	-19.28%	-3.58%		3.07%	†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

††† The Index date is based on the life of Class I shares. For comparative purposes, the value of the Index as of the month end 6/30/06 is used as the beginning value on 7/10/06 (the inception date for Class I shares).

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified Emerging Markets Fund from April 1, 2015 to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.36	$9.49	$4.57	$4.29
Ending value (after expenses)	$839.20	$837.10	$841.50	$841.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.98	$10.40	$5.01	$4.71
Ending value (after expenses)	$1,018.15	$1,014.74	$1,020.10	$1,020.41

† Expenses are equal to the fund’s annualized expense ratio of 1.38% for Class A, 2.06% for Class C, .99% for Class I and .93% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2015

Common Stocks - 54.4%	Shares	Value ($)
Brazil - 1.5%
AMBEV	48,700	238,556
Banco Bradesco	12,100	72,090
Banco do Brasil	4,900	18,787
BM&FBovespa	179,800	502,506
BR Malls Participacoes	4,200	11,081
BRF	16,400	292,011
Cia de Saneamento Basico do Estado de Sao Paulo	89,000	355,596
EDP - Energias do Brasil	109,100	315,921
Grupo BTG Pactual	58,600	389,780
JBS	125,000	529,701
M Dias Branco	900	13,190
		2,739,219
Chile - .4%
Cia Cervecerias Unidas	4,334	47,805
Enersis	226,838	57,033
ENTEL Chile	60,724	571,614
		676,452
China - 11.8%
Air China, Cl. H	142,000	113,142
Anhui Conch Cement, Cl. H	76,500	226,512
ANTA Sports Products	323,000	841,012
Bank of China, Cl. H	1,190,000	515,079
Beijing Capital International Airport, Cl. H	950,000	886,994
Belle International Holdings	291,000	254,140
China Construction Bank, Cl. H	3,258,000	2,182,362
China Galaxy Securities	53,000	37,580
China International Marine Containers Group, Cl. H	69,200	122,252
China Life Insurance, Cl. H	330,000	1,151,896
China Longyuan Power Group, Cl. H	593,000	640,954
China Merchants Bank, Cl. H	134,500	327,718
China National Building Material, Cl. H	220,000	127,647
China Shenhua Energy, Cl. H	37,500	57,687
China Southern Airlines Company, Cl. H	568,000	417,535
China Vanke, Cl. H	17,000	36,496
Chongqing Changan Automobile, Cl. B	105,356	178,807
Chongqing Rural Commercial Bank, Cl. H	583,000	331,567
CNOOC	1,031,000	1,065,864
Country Garden Holdings	46,000	16,681

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 54.4% (continued)	Shares		Value ($)
China - 11.8% (continued)
Evergrande Real Estate Group	62,000		35,431
Fosun International	162,000		280,220
Geely Automobile Holdings	565,000		272,437
GF Securities	261,400	[a]	477,307
Huaneng Power International, Cl. H	448,000		486,104
Huatai Securities	136,400	[a,b]	272,313
Industrial & Commercial Bank of China, Cl. H	3,367,000		1,952,048
Jiangsu Expressway, Cl. H	126,000		161,546
Lenovo Group	620,000		526,441
Longfor Properties	11,500		14,564
PetroChina, Cl. H	82,000		57,132
PICC Property & Casualty, Cl. H	624,000		1,223,574
Ping An Insurance Group Company of China, Cl. H	161,500		805,013
Shanghai Pharmaceuticals Holding, Cl. H	394,300		829,741
Sihuan Pharmaceutical Holdings Group	690,000	[c]	273,781
Sino-Ocean Land Holdings	35,500		19,525
Sinopharm Group, Cl. H	30,400		106,932
Tencent Holdings	219,900		3,698,396
Vipshop Holdings, ADR	17,837	[a]	299,662
WuXi PharmaTech, ADR	10,534	[a]	455,174
Zhejiang Expressway, Cl. H	304,000		332,088
			22,111,354
Czech Republic - .3%
Komercni banka	2,300		498,934
Hong Kong - 2.5%
China Everbright	132,000		303,891
China Mobile	194,000		2,315,409
China Overseas Land & Investment	46,000		140,382
China Resources Cement Holdings	448,000		205,144
China Resources Land	176,000		416,188
COSCO Pacific	371,056	[c]	469,256
PAX Global Technology	434,000		454,584
Shimao Property Holdings	15,500		23,481
Sino Biopharmaceutical	368,000		458,156
			4,786,491
Hungary - .6%
OTP Bank	22,625		436,542
Richter Gedeon	38,043		604,983
			1,041,525

10

Common Stocks - 54.4% (continued)	Shares		Value ($)
India - 6.7%
Ambuja Cements	37,800		118,790
Bank of India	440,500		914,420
Bharat Petroleum	33,256		424,893
Bharti Infratel	125,704		675,873
DCB Bank	184,907	[a]	401,524
Dr. Reddy's Laboratories	7,867		479,490
HCL Technologies	76,016		1,116,966
ICICI Bank	159,839		661,138
Idea Cellular	181,402		413,821
Infosys	19,963		347,064
IRB Infrastructure Developers	153,396		557,395
ITC	108,751		546,772
JSW Steel	9,303		126,445
Lupin	14,200		440,661
Mahindra & Mahindra	25,950		499,496
Max India	64,250		489,333
Power Finance	100,543		353,528
Praj Industries	328,449		408,060
Redington India	233,883		388,284
Rural Electrification	117,811		493,453
State Bank of India	257,535		934,381
Tata Consultancy Services	1,158		45,710
Tata Motors	135,028	[a]	616,286
UPL	150,161		1,051,885
Vedanta	35,122		45,000
			12,550,668
Indonesia - .5%
Bank Mandiri	269,100		146,005
Bank Negara Indonesia	1,270,100		359,792
Bank Rakyat Indonesia	613,300		364,293
United Tractors	115,900		138,946
			1,009,036
Malaysia - .5%
Astro Malaysia Holdings	173,400		111,350
British American Tobacco Malaysia	12,200		167,670
DiGi.Com	319,300		403,185
Hong Leong Financial Group	15,300		48,791
Telekom Malaysia	161,900		246,571
			977,567

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 54.4% (continued)	Shares		Value ($)
Mexico - 2.3%
Alfa, Cl. A	306,300		595,753
America Movil, Ser. L	401,000		333,279
Arca Continental	162,800		916,809
Controladora Vuela Compania de Aviacion, ADR	58,135	[a]	867,374
Fibra Uno Administracion	19,200		39,650
Gruma, Cl. B	36,900		507,501
Grupo Aeroportuario del Pacifico, Cl. B	29,400		255,654
Grupo Financiero Inbursa, Ser. O	111,300		229,975
OHL Mexico	125,800	[a]	162,227
PLA Administradora Industrial	234,800	[a]	428,351
			4,336,573
Peru - .2%
Credicorp	4,130		439,267
Philippines - .7%
Ayala Land	836,100		610,087
Globe Telecom	8,885		448,337
SM Prime Holdings	68,000		30,124
Universal Robina	79,540		327,385
			1,415,933
Poland - 1.0%
Bank Millennium	79,003	[a]	122,473
KGHM Polska Miedz	5,826		125,988
Orange Polska	87,599		167,801
Polski Koncern Naftowy Orlen	21,175		369,512
Polskie Gornictwo Naftowe i Gazownictwo	205,386		352,870
Powszechna Kasa Oszczednosci Bank Polski	93,139	[a]	722,732
			1,861,376
Russia - 2.0%
Gazprom, ADR	110,813		447,283
Lukoil, ADR	28,140		957,695
MMC Norilsk Nickel, ADR	40,778		585,980
Rosneft, GDR	139,366		515,754
Sberbank of Russia, ADR	168,690		834,757
Severstal, GDR	7,979		84,676
Sistema, GDR	9,057		62,467
Tatneft, ADR	12,447		349,004
			3,837,616
South Africa - 3.2%
Barclays Africa Group	51,559		634,525
Barloworld	18,103		98,698

12

Common Stocks - 54.4% (continued)	Shares	Value ($)
South Africa - 3.2% (continued)
Clicks Group	69,045	447,780
Coronation Fund Managers	46,700	220,570
FirstRand	110,243	391,887
Growthpoint Properties	25,090	46,488
Kumba Iron Ore	23,560	134,002
Liberty Holdings	24,813	226,363
Mediclinic International	106,952	853,756
Mondi	24,070	505,182
MTN Group	49,875	642,099
Redefine Properties	30,173	25,516
Resilient Property Income Fund	3,309	27,755
SPAR Group	10,200	136,333
Steinhoff International Holdings	63,300	388,988
Telkom	69,773	335,382
Truworths International	35,800	220,100
Woolworths Holdings	90,646	634,467
		5,969,891
South Korea - 8.7%
BGF Retail	1,400	239,691
BNK Financial Group	38,238	443,719
CJ	1,045	232,103
Coway	11,416	809,009
DGB Financial Group	8,819	78,423
Dongbu Insurance	2,696	139,468
E-Mart	3,021	588,266
Hanwha	2,800	92,316
Hyosung	3,619	346,044
Hyundai Development Co-Engineering & Construction	4,600	212,937
Industrial Bank of Korea	30,106	346,896
Kangwon Land	14,974	531,179
KB Financial Group	22,851	678,320
Korea Electric Power	17,919	737,695
Korea Investment Holdings	362	18,587
KT&G	6,246	588,882
LG Chem	2,166	526,309
LG Display	18,164	346,105
LG Household & Health Care	901	650,861
Lotte Chemical	4,468	1,026,287
Lotte Shopping	2,165	524,840

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 54.4% (continued)	Shares	Value ($)
South Korea - 8.7% (continued)
Mirae Asset Securities	6,390	151,675
NCSoft	673	107,914
Samsung Electronics	4,241	4,078,556
Samsung Fire & Marine Insurance	2,416	566,942
Shinsegae	1,383	276,686
SK Hynix	23,296	665,738
SK Telecom	2,476	548,427
S-Oil	13,562	723,114
		16,276,989
Taiwan - 5.3%
Advanced Semiconductor Engineering	721,000	788,727
Cathay Financial Holding	492,000	673,177
Chailease Holding	78,688	123,433
China Development Financial Holding	2,899,000	781,169
Compal Electronics	529,000	300,824
CTBC Financial Holding	895,873	462,114
E.Sun Financial Holding	240,298	141,446
Far EasTone Telecommunications	180,000	388,514
Foxconn Technology	79,770	230,345
Hon Hai Precision Industry	373,228	976,257
Innolux	546,000	171,320
Largan Precision	9,000	706,555
Mega Financial Holding	737,000	511,466
Nan Ya Plastics	192,000	325,651
Pegatron	445,000	1,095,937
Pou Chen	218,000	329,212
Ruentex Industries	84,000	149,176
SinoPac Financial Holdings	797,434	250,562
Taiwan Semiconductor Manufacturing	309,000	1,233,066
Zhen Ding Technology Holding	132,000	380,024
		10,018,975
Thailand - 1.5%
Advanced Info Service, NVDR	60,600	377,868
PTT	81,300	539,681
PTT Exploration & Production, NVDR	67,400	130,637
PTT Global Chemical, NVDR	268,400	398,830
Siam Cement, NVDR	5,050	64,687
Thai Beverage	1,123,000	542,374
Thai Oil	263,800	384,650

14

Common Stocks - 54.4% (continued)	Shares		Value ($)
Thailand - 1.5% (continued)
Thai Union Group, NVDR	712,700		362,250
			2,800,977
Turkey - 1.8%
Emlak Konut Gayrimenkul Yatirim Ortakligi	431,125		357,778
Eregli Demir ve Celik Fabrikalari	276,652		341,296
TAV Havalimananlari Holdings	50,203		394,397
Tofas Turk Otomobil Fabrikasi	29,814		177,253
Tupras Turkiye Petrol Rafinerileri	43,012	[a]	1,053,563
Turk Hava Yollari	160,843	[a]	424,041
Turkiye Halk Bankasi	119,654		399,638
Turkiye Is Bankasi, Cl. C	156,376		243,552
			3,391,518
United Arab Emirates - .7%
Abu Dhabi Commercial Bank	91,571		190,835
Dubai Islamic Bank	236,847		434,139
Emaar Properties	361,369		636,434
First Gulf Bank	33,478		127,278
			1,388,686
United States - 2.2%
iShares China Large-Cap ETF	22,626		802,544
iShares MSCI Brazil Capped ETF	34,738		762,499
iShares MSCI Indonesia ETF	45,844		810,980
iShares MSCI Mexico Capped ETF	17,741		914,726
Market Vectors Russia ETF	55,568		872,418
			4,163,167
Total Common Stocks (cost $114,369,346)			102,292,214
Preferred Stocks - 1.3%
Brazil - 1.2%
AES Tiete	9,800		34,780
Banco Bradesco	46,620		251,886
Banco do Estado do Rio Grande do Sul, Cl. B	133,200		187,478
Cia Energetica de Minas Gerais	121,300		213,870
Cia Energetica de Sao Paulo, Cl. B	33,800		129,675
Cia Paranaense de Energia, Cl. B	16,400		135,022
Itau Unibanco Holding	73,990		494,760
Suzano Papel e Celulose, Cl. A	74,800		363,953
Telefonica Brasil	36,900		341,310
			2,152,734
Chile - .0%
Sociedad Quimica y Minera de Chile, Cl. B	5,220		75,746

15

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks - 1.3% (continued)	Shares		Value ($)
Colombia - .1%
Banco Davivienda	7,437		57,756
Grupo Aval Acciones y Valores	190,623		72,538
			130,294
South Korea - .0%
Samsung Electronics	93		72,463
Total Preferred Stocks (cost $4,245,891)			2,431,237
Rights - .0%	Number of Rights		Value ($)
China - .0%
Fosun International	18,144	[a]	0
South Korea - .0%
Mirae Asset Securities	5,567	[a]	24,821
Total Rights (cost $35,222)			24,821
Other Investment - 42.2%	Shares		Value ($)
Registered Investment Company - 42.2%
Dreyfus Global Emerging Markets Fund, Cl. Y	5,310,332	[d]	63,777,089
Dreyfus Strategic Beta Emerging Markets Fund, Cl. Y	1,591,548	[e]	15,406,187
			79,183,276
Total Other Investment (cost $86,448,841)
Total Investments (cost $205,099,300)	97.9%		183,931,548
Cash and Receivables (Net)	2.1%		4,011,645
Net Assets	100.0%		187,943,193

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

NVDR—Non-Voting Depository Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, this security was valued at $272,313, or 0.1% of net assets.

c The valuation of these securities has been determined in good faith by management under the direction of the Board of Trustees. At September 30, 2015, the value of these securities amounted to $743,037 or 0.4% of net assets.

d The fund's investment in the Dreyfus Global Emerging Markets Fund represents 34.0% of the fund's total investments. The Dreyfus Global Emerging Markets Fund seeks to provide long-term capital appreciation.

e The fund's investment in the Dreyfus Strategic Beta Emerging Markets Fund represents 8.2% of the fund's total investments. Dreyfus Strategic Beta Emerging Markets Fund seeks to provide long-term capital appreciation.

16

Portfolio Summary (Unaudited) †	Value (%)
Mutual Fund: Foreign	42.2
Financials	16.6
Information Technology	9.3
Telecommunication Services	4.4
Energy	4.3
Consumer Discretionary	3.8
Consumer Staples	3.8
Industrials	3.8
Materials	3.4
Health Care	2.4
Exchange-Traded Funds	2.2
Utilities	1.7
97.9

†Based on net assets.

See notes to financial statements.

17

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	118,650,459	104,748,272
Affiliated issuers	86,448,841	79,183,276
Cash		2,995,396
Cash denominated in foreign currency	1,244,666	1,239,962
Receivable for investment securities sold		543,765
Receivable for shares of Beneficial Interest subscribed		509,843
Dividends receivable		231,021
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		641
Prepaid expenses		27,385
		189,479,561
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		188,596
Payable for investment securities purchased		841,489
Payable for shares of Beneficial Interest redeemed		464,704
Accrued expenses		41,579
		1,536,368
Net Assets ($)		187,943,193
Composition of Net Assets ($):
Paid-in capital		220,158,240
Accumulated undistributed investment income—net		939,779
Accumulated net realized gain (loss) on investments		(11,956,624)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(21,198,202)
Net Assets ($)		187,943,193

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,153,287	291,487	2,839,658	183,658,761
Shares Outstanding	66,947	17,663	165,509	10,688,768
Net Asset Value Per Share ($)	17.23	16.50	17.16	17.18

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Year Ended September 30, 2015

Investment Income ($):
Income:
Cash dividends (net of $384,252 foreign taxes withheld at source):
Unaffiliated issuers	3,321,678
Affiliated issuers	205,369
Total Income	3,527,047
Expenses:
Investment advisory fee—Note 3(a)	1,366,262
Custodian fees—Note 3(c)	176,312
Administration fee—Note 3(a)	112,938
Registration fees	60,977
Professional fees	42,673
Prospectus and shareholders’ reports	19,920
Trustees' fees and expenses—Note 3(d)	12,758
Shareholder servicing costs—Note 3(c)	4,707
Loan commitment fees—Note 2	2,024
Distribution fees—Note 3(b)	1,259
Miscellaneous	58,037
Total Expenses	1,857,867
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	1,857,864
Investment Income—Net	1,669,183
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(10,543,706)
Affiliated issuers	(890,949)
Net realized gain (loss) on forward foreign currency exchange contracts	(95,621)
Capital gain distributions from affiliated issuers	526,094
Net Realized Gain (Loss)	(11,004,182)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	(16,796,845)
Affiliated issuers	(12,942,351)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	4,373
Net Unrealized Appreciation (Depreciation)	(29,734,823)
Net Realized and Unrealized Gain (Loss) on Investments	(40,739,005)
Net (Decrease) in Net Assets Resulting from Operations	(39,069,822)

See notes to financial statements.

19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2015	2014	[a]
Operations ($):
Investment income—net	1,669,183	984,444
Net realized gain (loss) on investments	(11,004,182)	1,584,567
Net unrealized appreciation (depreciation) on investments	(29,734,823)	8,125,999
Net Increase (Decrease) in Net Assets Resulting from Operations	(39,069,822)	10,695,010
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,232)	(1,321)
Class I	(16,426)	(38,708)
Class Y	(1,538,438)	-
Net realized gain on investments:
Class A	(1,947)	-
Class C	(673)	-
Class I	(18,839)	-
Class Y	(1,764,369)	-
Total Dividends	(3,341,924)	(40,029)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,342,600	129,686
Class C	296,721	84,928
Class I	4,261,358	1,802,991
Class Y	110,725,943	186,859,039
Dividends reinvested:
Class A	3,179	1,321
Class C	673	-
Class I	27,489	7,090
Class Y	1,232,674	-
Cost of shares redeemed:
Class A	(183,344)	(53,303)
Class C	(10,139)	(95,379)
Class I	(1,781,281)	(4,484,417)
Class Y	(74,465,022)	(9,568,065)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	41,450,851	174,683,891
Total Increase (Decrease) in Net Assets	(960,895)	185,338,872
Net Assets ($):
Beginning of Period	188,904,088	3,565,216
End of Period	187,943,193	188,904,088
Undistributed investment income—net	939,779	573,672

20

	Year Ended September 30,
	2015	2014	[a]
Capital Share Transactions:
Class A
Shares sold	66,158	5,929
Shares issued for dividends reinvested	157	64
Shares redeemed	(9,169)	(2,515)
Net Increase (Decrease) in Shares Outstanding	57,146	3,478
Class C
Shares sold	14,765	4,201
Shares issued for dividends reinvested	35	-
Shares redeemed	(492)	(4,703)
Net Increase (Decrease) in Shares Outstanding	14,308	(502)
Class Ib
Shares sold	218,705	90,912
Shares issued for dividends reinvested	1,371	350
Shares redeemed	(89,902)	(220,231)
Net Increase (Decrease) in Shares Outstanding	130,174	(128,969)
Class Yb
Shares sold	5,632,680	9,318,728
Shares issued for dividends reinvested	61,388	-
Shares redeemed	(3,865,948)	(458,080)
Net Increase (Decrease) in Shares Outstanding	1,828,120	8,860,648
[a] Effective January 31, 2014, the fund commenced offering Class Y shares.
[b] During the period ended September 30, 2014, 12,340 Class I shares representing $272,093 were exchanged for 12,317 Class Y shares.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2015		2014		2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	21.34		20.58		19.78	21.86	26.99
Investment Operations:
Investment income—net[a]	.09		.05		.23	.07	.09
Net realized and unrealized gain (loss) on investments	(3.88)		.98		.57	2.15	(5.14)
Total from Investment Operations	(3.79)		1.03		.80	2.22	(5.05)
Distributions:
Dividends from investment income—net	(.13)		(.28)		–	(.08)	(.08)
Dividends from net realized gain on investments	(.20)		—		—	(4.22)	—
Total Distributions	(.33)		(.28)		—	(4.30)	(.08)
Proceeds from redemption fees[b]	.01		.01		—	—	—
Net asset value, end of period	17.23		21.34		20.58	19.78	21.86
Total Return (%)[c]	(18.00)		5.14		3.99	12.48	(18.77)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	[d]	4.80	[d]	6.20	5.55	3.66
Ratio of net expenses to average net assets	1.42	[d]	1.60	[d]	1.60	2.25	2.25
Ratio of net investment income to average net assets	.47	[d]	.22	[d]	1.10	.36	.30
Portfolio Turnover Rate	78.32		128.76		67.74	70.79	75.59
Net Assets, end of period ($ x 1,000)	1,153		209		130	107	158

a Based on average shares outstanding.

b See Note 3(e).

c Exclusive of sales charge.

d Amount does not include the expenses of the underlying funds.

See notes to financial statements.

22

	Year Ended September 30,
Class C Shares	2015		2014		2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	20.44		19.60		18.98	21.23	26.36
Investment Operations:
Investment income (loss)—net[a]	.04		(.16)		.04	(.14)	(.16)
Net realized and unrealized gain (loss) on investments	(3.79)		.99		.58	2.14	(4.97)
Total from Investment Operations	(3.75)		.83		.62	2.00	(5.13)
Distributions:
Dividends from investment income—net	—		—		—	(.03)	—
Dividends from net realized gain on investments	(.20)		—		—	(4.22)	—
Total Distributions	(.20)		—		—	(4.25)	—
Proceeds from redemption fees[b]	.01		.01		—	—	—
Net asset value, end of period	16.50		20.44		19.60	18.98	21.23
Total Return (%)[c]	(18.44)		4.34		3.21	11.63	(19.43)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.08	[d]	6.10	[d]	6.62	5.79	3.92
Ratio of net expenses to average net assets	2.08	[d]	2.35	[d]	2.35	3.00	3.00
Ratio of net investment income (loss) to average net assets	.22	[d]	(.77)	[d]	.22	(.69)	(.58)
Portfolio Turnover Rate	78.32		128.76		67.74	70.79	75.59
Net Assets, end of period ($ x 1,000)	291		69		76	91	157

a Based on average shares outstanding.

b See Note 3(e).

c Exclusive of sales charge.

d Amount does not include the expenses of the underlying funds.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2015		2014		2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	21.16		20.45		19.60	21.82	26.79
Investment Operations:
Investment income (loss)—net[a]	.16		(.30)		.26	.24	.25
Net realized and unrealized gain (loss) on investments	(3.79)		1.34		.59	2.10	(5.11)
Total from Investment Operations	(3.63)		1.04		.85	2.34	(4.86)
Distributions:
Dividends from investment income—net	(.18)		(.34)		—	(.34)	(.11)
Dividends from net realized gain on investments	(.20)		—		—	(4.22)	—
Total Distributions	(.38)		(.34)		—	(4.56)	(.11)
Proceeds from redemption fees[b]	.01		.01		—	—	—
Net asset value, end of period	17.16		21.16		20.45	19.60	21.82
Total Return (%)	(17.44)		5.32		4.23	13.36	(18.27)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	[c]	3.57	[c]	5.39	4.66	2.83
Ratio of net expenses to average net assets	.99	[c]	1.35	[c]	1.35	1.50	1.50
Ratio of net investment income (loss) to average net assets	.83	[c]	(.63)	[c]	1.27	1.19	.90
Portfolio Turnover Rate	78.32		128.76		67.74	70.79	75.59
Net Assets, end of period ($ x 1,000)	2,840		748		3,359	4,291	8,090

a Based on average shares outstanding.

b See Note 3(e).

c Amount does not include the expenses of the underlying funds.

See notes to financial statements.

24

	Year Ended September 30,
Class Y Shares	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	21.20	19.03
Investment Operations:
Investment income—net[b]	.17	.14
Net realized and unrealized gain (loss) on investments	(3.82)	2.02
Total from Investment Operations	(3.65)	2.16
Distributions:
Dividends from investment income—net	(.18)	—
Dividends from net realized gain on investments	(.20)	—
Total Distributions	(.38)	—
Proceeds from redemption fees[c]	.01	.01
Net asset value, end of period	17.18	21.20
Total Return (%)	(17.44)	11.40	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.93	1.29	[f]
Ratio of net expenses to average net assets[e]	.93	1.29	[f]
Ratio of net investment income to average net assets[e]	.84	1.03	[f]
Portfolio Turnover Rate	78.32	128.76
Net Assets, end of period ($ x 1,000)	183,659	187,879

a From the close of business on January 31, 2014 (commencement of initial offering) to September 30, 2014.

b Based on average shares outstanding.

c See Note 3(e).

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”) and The Boston Company Asset Management, LLC (“TBCAM”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serve as the fund’s sub-investment advisers.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

26

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

28

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2015 in valuing the fund’s investments:

Assets ($)	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Investments in Securities:
Equity Securities - Foreign Common Stocks†	2,647,457	94,738,553	††	743,037	98,129,047
Equity Securities - Foreign Preferred Stocks†	—	2,431,237	††	—	2,431,237
Exchange-Traded Funds	4,163,167	-		—	4,163,167
Mutual Funds	79,183,276	-		—	79,183,276
Rights†	—	24,821	††	—	24,821
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	—	641		—	641

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

††† Amount shown represents unrealized appreciation at period end.

At September 30, 2014, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine the fair value:

29

NOTES TO FINANCIAL STATEMENTS (continued)

Equity Securities - Foreign Common Stocks ($)
Balance as of 9/30/2014	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(137,832)
Purchases	—
Sales	—
Transfer into Level 3†	880,869
Transfer out of Level 3	—
Balance as of 9/30/2015	743,037
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 9/30/2015	(137,832)

† Transfers into or out of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the extended trading halt of foreign common stocks.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2015 were as follows:

30

Affiliated Investment Company	Value 9/30/2014 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Dreyfus Global Emerging Markets Fund, Cl. Y	64,803,821	21,675,144		9,168,292	(892,117)
Dreyfus Strategic Beta Emerging Markets Fund, Cl. Y	—	16,089,587		383,684	1,168
Total	64,803,821	37,764,731		9,551,976	(890,949)

Affiliated Investment Company	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 9/30/2015 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Global Emerging Markets Fund, Cl. Y	(12,641,467)	63,777,089	34.0	731,463
Dreyfus Strategic Beta Emerging Markets Fund, Cl. Y	(300,884)	15,406,187	8.2	—
Total	(12,942,351)	79,183,276	42.2	731,463

† Includes reinvested dividends/distributions.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

31

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended September 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $959,398 and unrealized depreciation $23,871,378. In addition, the fund had $9,303,067 of capital losses realized after October 31, 2014, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2015 and September 30, 2014 were as follows: ordinary income $3,181,778 and $40,029, and long term capital gains $160,146 and $0, respectively.

During the period ended September 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies, foreign capital gain taxes, short-term capital gains distributions from regulated investment company holdings and dividend reclassification, the fund increased accumulated undistributed investment income-net by $253,020 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2015, the fund did not borrow under the Facilities.

32

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Dreyfus had contractually agreed, from October 1, 2014 through October 31, 2014 to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses of the underlying fund and extraordinary expenses) did not exceed 1.35% of the fund’s average daily net assets. Dreyfus has also contractually agreed, from November 1, 2014 through February 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, C, I and Y shares (excluding certain expenses as described above) do not exceed 1.35%, 1.35%, 1.35% and 1.30% of the value of the respective class’ average daily net assets. During the period ended September 30, 2015, there was no reduction in expenses pursuant to the undertaking.

Pursuant to separate sub-investment advisory agreements between Dreyfus, TBCAM and Mellon Capital, each serves as the fund’s sub-investment adviser responsible for the day-to–day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees

33

NOTES TO FINANCIAL STATEMENTS (continued)

are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $112,938 during the period ended September 30, 2015.

During the period ended September 30, 2015, the Distributor retained $228 from commissions earned on sales of the fund's Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2015, Class C shares were charged $1,259 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended

34

September 30, 2015, Class A and Class C shares were charged $1,103 and $419, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2015, the fund was charged $2,135 for transfer agency services and $80 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2015, the fund was charged $176,312 pursuant to the custody agreement.

During the period ended September 30, 2015, the fund was charged $11,078 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $97,384, administration fees $9,456, Distribution Plan fees $180, Shareholder Services Plan fees $288, custodian fees $78,119, Chief Compliance Officer fees $2,606 and transfer agency fees $563.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

35

NOTES TO FINANCIAL STATEMENTS (continued)

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended September 30, 2015, redemption fees charged and retained by the fund amounted to $73,018.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2015, amounted to $190,629,385 and $152,700,857, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of

36

changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at September 30, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized Appreciation ($)
Purchases:
Northern Trust Bank
Turkish Lira,
Expiring
10/1/2015	1,211,986	399,969	400,610	641
Gross Unrealized Appreciation				641

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	641	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	641	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	641	-

37

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2015:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Northern Trust Bank	641		-	-	641

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2015:

Average Market Value ($)
Forward contracts	485,589

At September 30, 2015, the cost of investments for federal income tax purposes was $207,772,476; accordingly, accumulated net unrealized depreciation on investments was $23,840,928, consisting of $4,192,216 gross unrealized appreciation and $28,033,144 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus Diversified Emerging Markets Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Diversified Emerging Markets Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 25, 2015

39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $3,694,873 as income sourced from foreign countries for the fiscal year ended September 30, 2015 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $526,513 as taxes paid from foreign countries for the fiscal year ended September 30, 2015 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016. Also the fund reports the maximum amount allowable, but not less than $1,856,646 as ordinary income dividends paid during the fiscal year ended September 30, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $.0186 per share as a long-term capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $.1821 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

40

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 142

———————

Francine J. Bovich (64)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 80

———————

Kenneth A. Himmel (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 30

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 30

———————

Roslyn M. Watson (65)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 66

———————

Benaree Pratt Wiley (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 66

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 142 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

43

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 167 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

44

NOTES

45

For More Information

Dreyfus Diversified Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Capital Management Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

The Boston Company Asset Management, LLC
BNY Mellon Center One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6919AR0915

Dreyfus/Newton International Equity Fund

ANNUAL REPORT September 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/Newton International Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Newton International Equity Fund, covering the 12-month period from October 1, 2014, through September 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased during the third quarter of 2015 when economic concerns in China, falling commodity prices, and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit. U.S. bonds generally fared better, rallying in late 2014 before reversing course in the spring as the domestic economy strengthened. Global economic instability sparked a renewed rally among U.S. government securities toward the reporting period’s end, but corporate-backed and inflation-linked securities lost value.

We expect market volatility to persist over the near term as investors vacillate between hopes that current turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, expectations of higher short-term interest rates in the United States, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the eventual normalization of U.S. monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

October 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2014, through September 30, 2015, as provided by Paul Markham, Lead Portfolio Manager of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended September 30, 2015, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of -5.58%, Class C shares returned -6.39%, Class I shares returned -5.37%, and Class Y shares returned -5.32%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of -8.66% for the same period.2

Developed equity markets lost ground during the reporting period amid heightened volatility stemming from global economic instability. The fund outperformed its benchmark, mainly due to strong contributions from consumer discretionary stocks and the Eurozone.

The Fund’s Investment Approach

The fund normally invests at least 80% of its assets in common stocks, securities convertible into common stocks of foreign companies, and in depositary receipts evidencing ownership in such securities. The process of selecting investments begins with Newton’s core list of global investment themes. These themes are based on observable economic, industrial, or social trends (typically global) that Newton believes will positively or negatively affect certain sectors or industries. The list of themes is discussed and updated on a regular basis. For instance, Newton’s Debt Burden theme asserts that excessive debt is weighing on economic activity, and that the way in which deleveraging occurs is critical to the outlook for economics and financial markets. Elsewhere, Newton’s Net Effects theme focuses upon the opportunities and risks inherent in the growth of information technology networks around the world.

International Equities Declined amid Volatility

Despite lackluster global macroeconomic data, monetary intervention by central banks helped push stock prices higher over the reporting period’s first half. A ramped-up quantitative easing program from the Bank of Japan in late October 2014 and new stimulative measures from the European Central Bank in January 2015 helped the MSCI EAFE Index rally from previous weakness.

In mid-May 2015, rebounding oil prices stoked inflation fears, and international stocks retreated, on average. This pattern continued throughout June, with international equities coming under particular pressure when Greece’s debt crisis intensified. Over the summer, disappointing economic data and dramatic stock market declines in China further eroded investor sentiment, and these fears were exacerbated in August when policymakers devalued the Chinese renminbi. Consequently, international equities fell into negative territory, led lower by Asian and emerging markets.

Fund Strategies Helped Cushion Market’s Decline

Our theme-driven investment process proved especially effective in the consumer discretionary sector, where successful stock selections included Japanese discount retailer Don Quijote Holdings, Chinese furniture manufacturer Man Wah Holdings, and Japanese

3

DISCUSSION OF FUND PERFORMANCE (continued)

restaurant chain Skylark. The fund also fared well due to underweighted exposure to and strong stock selections in the materials sector, as U.K.-based building materials company CRH ranked as one of the fund’s top-performing stocks and the fund avoided weakness in mining companies BHP Billiton and Glencore. In the industrials sector, Japan Airlines and Italian toll-road operator Atlantia added value. Underweighted exposure to the hard-hit energy sector also supported relative results.

On a geographic level, the Eurozone generated a significant portion of the fund’s outperformance over the reporting period. Stock selections in Germany, Italy, and the Netherlands produced favorable relative results. For example, German property developer LEG Immobilien’s generous dividend yield attracted investor attention early in the reporting period, and the company gained additional value after receiving a takeover bid. The fund’s underweighted position in the Asia Pacific ex-Japan region also proved beneficial, as did strong stock selections such as Hong Kong-listed insurer AIA Group and Chinese footwear retailer Belle International Holdings.

On a more negative note, holdings such as Softbank Group and TeliaSonera in the telecommunications services sector weighed on relative results, more than offsetting the positive effects of an overweighted sector position. Likewise, the benefits of overweighted exposure to the health care sector were undermined by detrimental stock selections, such as Topcon and Sanofi. From a country allocation perspective, our stock selection strategies in Brazil and the Philippines generally detracted from relative performance.

At times during the reporting period, the fund employed forward contracts to hedge its exposure to certain foreign currencies.

A Cautious and Selective Approach

Despite central banks’ aggressively accommodative monetary policies, we have seen a palpable loss of momentum in global economic activity. Given the structural challenges of ever-larger debt burdens, evidence of a shift from globalization to protectionism, and generally unpromising demographics, the global economy appears more fragile than policymakers suggest.

Consequently, we have maintained a focus on businesses with structural tailwinds-such as strong balance sheets, pricing power, and cost flexibility-at a price that affords some margin of safety. In broad terms, our approach continues to emphasize the importance of being highly selective, of thoroughly understanding the constituents of portfolios, and, most importantly, of knowing why we hold them.

October 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future

4

results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/Newton International Equity Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Morgan Stanley Capital International Europe Australasia Far East Index

† Source: Lipper Inc.

†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/08 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus/Newton International Equity Fund on 12/21/05 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe Australasia Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/15
	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/08	-11.03%	3.32%	1.66%††
without sales charge	3/31/08	-5.58%	4.54%	2.28%††
Class C shares
with applicable redemption charge†	3/31/08	-7.29%	3.72%	1.74%††
without redemption	3/31/08	-6.39%	3.72%	1.74%††
Class I shares	12/21/05	-5.37%	4.84%	2.49%
Class Y shares	7/1/13	-5.32%	4.88%††	2.51%††
Morgan Stanley Capital International
Europe Australasia Far East Index	12/31/05	-8.66%	3.98%	2.62%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/08 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

††† The Index date is based on the life of Class I shares. For comparative purposes, the value of the Index as of the month end 12/31/05 is used as the beginning value on 12/21/05 (the inception date for Class I shares).

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from April 1, 2015 to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.87	$ 9.51	$ 4.29	$ 4.24
Ending value (after expenses)	$919.60	$916.00	$920.90	$921.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.17	$ 10.00	$ 4.51	$ 4.46
Ending value (after expenses)	$1,018.95	$1,015.14	$1,020.61	$1,020.66

† Expenses are equal to the fund's annualized expense ratio of 1.22% for Class A, 1.98% for Class C, .89% for Class I and .88% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2015

Common Stocks - 96.4%	Shares		Value ($)
Australia - .6%
Dexus Property Group	1,227,364		6,171,143
Belgium - 1.7%
Anheuser-Busch InBev	151,320		16,072,403
Brazil - .1%
International Meal Company Alimentacao, Cl. A	547,388	[a]	650,321
China - 1.1%
China Biologic Products	118,814	[a]	10,671,873
France - 5.1%
Air Liquide	141,916		16,816,936
Sanofi	174,767		16,649,383
Vivendi	623,947		14,771,993
			48,238,312
Georgia - .5%
TBC Bank, GDR	512,646	[a]	4,716,343
Germany - 13.3%
Bayer	124,261		15,881,669
Brenntag	301,894		16,246,753
Commerzbank	1,339,955	[a]	14,104,603
Hella KGaA Hueck & Co	230,429		8,326,580
Infineon Technologies	1,631,725		18,337,580
LEG Immobilien	346,205	[a]	28,543,543
SAP	152,195		9,846,522
Telefonica Deutschland Holding	2,407,644		14,694,075
			125,981,325
Hong Kong - 2.8%
AIA Group	3,057,512		15,919,071
Man Wah Holdings	10,943,000		10,748,659
			26,667,730
India - 1.1%
HDFC Bank, ADR	170,407		10,410,164
Ireland - 1.9%
CRH	663,663		17,534,820
Italy - 2.8%
Atlantia	587,649		16,453,291
Pirelli & C.	604,268		10,112,350
			26,565,641
Japan - 25.8%
Don Quijote Holdings	672,400		25,442,306

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 96.4% (continued)	Shares		Value ($)
Japan - 25.8% (continued)
FANUC	72,100		11,115,599
Japan Airlines	552,286		19,496,994
Japan Tobacco	671,000		20,873,351
LIXIL Group	392,000		7,972,530
M3	375,700		7,495,038
NGK Spark Plug	437,000		10,034,801
Nomura Holdings	1,917,500		11,125,758
Recruit Holdings	398,771		11,995,328
Sawai Pharmaceutical	121,600		7,102,328
Skylark	1,169,900		15,270,331
SoftBank	359,500		16,540,741
Stanley Electric	400,600		8,024,748
Sugi Holdings	321,600		14,489,777
Suntory Beverage & Food	323,600		12,453,224
TechnoPro Holdings	371,300		9,879,710
Tokyo Electron	34,600		1,635,413
TOPCON	546,800		7,149,639
Toyota Motor	443,900		26,107,687
			244,205,303
Mexico - .5%
Grupo Financiero Santander Mexico, Cl. B, ADR	592,065		4,345,757
Netherlands - 3.8%
RELX	938,250		15,318,489
Wolters Kluwer	658,565		20,304,932
			35,623,421
Norway - 1.0%
DNB	718,353		9,361,564
Philippines - .5%
Energy Development	41,894,600		4,951,705
Portugal - .6%
Galp Energia	608,194		6,000,014
Switzerland - 12.8%
Actelion	77,330	[a]	9,836,959
Credit Suisse Group	882,674	[a]	21,235,101
Nestle	343,124		25,839,468
Novartis	271,558		25,014,497
Roche Holding	77,458		20,476,333
Zurich Insurance Group	76,440	[a]	18,805,797
			121,208,155

10

Common Stocks - 96.4% (continued)	Shares		Value ($)
United Kingdom - 20.4%
Associated British Foods	318,975		16,165,954
Barclays	6,816,152		25,199,597
British American Tobacco	341,343		18,864,822
Centrica	4,558,376		15,840,240
Dixons Carphone	1,532,520		9,862,292
GlaxoSmithKline	785,282		15,053,588
Just Eat	2,128,297	[a]	13,238,552
Merlin Entertainments	1,496,722	[b]	8,431,702
Next	107,882		12,451,033
Prudential	898,412		18,992,874
Vodafone Group	7,484,339		23,665,699
Wolseley	268,524		15,708,407
			193,474,760
Total Common Stocks (cost $860,226,850)			912,850,754
Other Investments - 4.9%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	45,994,333	[c]	45,994,333
(cost $45,994,333)
Total Investments (cost $906,221,183)	101.3%		958,845,087
Liabilities, Less Cash and Receivables	(1.3%)		(11,893,746)
Net Assets	100.0%		946,951,341

ADR—American Depository Receipt

GDR—Global Depository Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, this security was valued at $8,431,702 or .9% of net assets.

c Investment in affiliated money market mutual fund.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Consumer Discretionary	21.2
Financials	20.0
Health Care	14.3
Consumer Staples	13.2
Industrials	11.3
Telecommunication Services	5.8
Money Market Investment	4.9
Information Technology	4.2
Materials	3.6
Utilities	2.2
Energy	.6
101.3

†Based on net assets.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	860,226,850	912,850,754
Affiliated issuers	45,994,333	45,994,333
Cash		2,374,234
Cash denominated in foreign currency	306,537	305,993
Receivable for investment securities sold		12,661,662
Dividends receivable		3,051,094
Receivable for shares of Beneficial Interest subscribed		2,132,087
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		21,167
Prepaid expenses		27,906
		979,419,230
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		792,123
Payable for investment securities purchased		30,969,829
Payable for shares of Beneficial Interest redeemed		614,218
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		13,485
Accrued expenses		78,234
		32,467,889
Net Assets ($)		946,951,341
Composition of Net Assets ($):
Paid-in capital		917,528,796
Accumulated undistributed investment income—net		9,763,942
Accumulated net realized gain (loss) on investments		(32,970,745)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		52,629,348
Net Assets ($)		946,951,341

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	6,965,112	1,417,229	43,538,477	895,030,523
Shares Outstanding	375,778	78,295	2,366,966	48,879,419
Net Asset Value Per Share ($)	18.54	18.10	18.39	18.31

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended September 30, 2015

Investment Income ($):
Income:
Cash dividends (net of $1,647,396 foreign taxes withheld at source):
Unaffiliated issuers	18,972,911
Affiliated issuers	22,352
Total Income	18,995,263
Expenses:
Investment advisory fee—Note 3(a)	6,883,311
Custodian fees—Note 3(c)	294,955
Administration fee—Note 3(a)	186,930
Registration fees	76,084
Professional fees	56,578
Trustees' fees and expenses—Note 3(d)	53,054
Shareholder servicing costs—Note 3(c)	22,442
Distribution fees—Note 3(b)	8,945
Loan commitment fees—Note 2	8,703
Prospectus and shareholders’ reports	7,878
Interest expense—Note 2	2,268
Miscellaneous	51,576
Total Expenses	7,652,724
Less—reduction in fees due to earnings credits—Note 3(c)	(5)
Net Expenses	7,652,719
Investment Income—Net	11,342,544
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(26,776,004)
Net realized gain (loss) on forward foreign currency exchange contracts	5,950,082
Net Realized Gain (Loss)	(20,825,922)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(46,003,743)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,952,907)
Net Unrealized Appreciation (Depreciation)	(49,956,650)
Net Realized and Unrealized Gain (Loss) on Investments	(70,782,572)
Net (Decrease) in Net Assets Resulting from Operations	(59,440,028)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2015	2014
Operations ($):
Investment income—net	11,342,544	17,247,820
Net realized gain (loss) on investments	(20,825,922)	23,673,501
Net unrealized appreciation (depreciation) on investments	(49,956,650)	(20,186,096)
Net Increase (Decrease) in Net Assets Resulting from Operations	(59,440,028)	20,735,225
Dividends to Shareholders from ($):
Investment income—net:
Class A	(45,244)	(142,170)
Class C	(19,617)	(13,199)
Class I	(826,604)	(9,907,582)
Class Y	(24,124,094)	(20)
Net realized gain on investments:
Class A	(41,568)	-
Class C	(18,505)	-
Class I	(540,048)	-
Class Y	(13,319,218)	-
Total Dividends	(38,934,898)	(10,062,971)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	6,034,240	1,547,595
Class C	730,359	393,985
Class I	35,984,384	262,132,680
Class Y	319,351,626	806,497,402
Dividends reinvested:
Class A	84,769	141,362
Class C	38,122	13,199
Class I	1,248,485	4,475,491
Class Y	19,737,631	-
Cost of shares redeemed:
Class A	(786,295)	(8,997,862)
Class C	(436,089)	(142,573)
Class I	(18,271,886)	(802,856,212)
Class Y	(114,873,841)	(23,042,278)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	248,841,505	240,162,789
Total Increase (Decrease) in Net Assets	150,466,579	250,835,043
Net Assets ($):
Beginning of Period	796,484,762	545,649,719
End of Period	946,951,341	796,484,762
Undistributed investment income—net	9,763,942	17,969,957

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	297,171	75,834
Shares issued for dividends reinvested	4,536	7,216
Shares redeemed	(39,761)	(435,987)
Net Increase (Decrease) in Shares Outstanding	261,946	(352,937)
Class C
Shares sold	36,131	19,615
Shares issued for dividends reinvested	2,073	680
Shares redeemed	(22,382)	(7,038)
Net Increase (Decrease) in Shares Outstanding	15,822	13,257
Class Ia
Shares sold	1,796,337	12,979,452
Shares issued for dividends reinvested	67,340	229,512
Shares redeemed	(943,910)	(38,385,605)
Net Increase (Decrease) in Shares Outstanding	919,767	(25,176,641)
Class Ya
Shares sold	16,257,122	38,558,130
Shares issued for dividends reinvested	1,070,951	-
Shares redeemed	(5,902,266)	(1,104,571)
Net Increase (Decrease) in Shares Outstanding	11,425,807	37,453,559
[a] During the period ended September 30, 2014, 35,884,139 Class I shares representing $751,546,493 were exchanged for 35,901,286 Class Y shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	20.41	20.15	16.96	14.74	16.80
Investment Operations:
Investment income—net[a]	.19	.47	.21	.18	.19
Net realized and unrealized gain (loss) on investments	(1.33)	.10	3.19	2.52	(1.82)
Total from Investment Operations	(1.14)	.57	3.40	2.70	(1.63)
Distributions:
Dividends from investment income—net	(.38)	(.31)	(.21)	(.23)	(.17)
Dividends from net realized gain on investments	(.35)	-	-	(.25)	(.26)
Total Distributions	(.73)	(.31)	(.21)	(.48)	(.43)
Net asset value, end of period	18.54	20.41	20.15	16.96	14.74
Total Return (%)[b]	(5.58)	2.88	20.24	18.92	(10.10)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.30	1.34	1.32	1.32
Ratio of net expenses to average net assets	1.19	1.30	1.34	1.32	1.32
Ratio of net investment income to average net assets	.97	2.22	1.11	1.14	1.06
Portfolio Turnover Rate	36.37	39.45	55.27	57.88	63.28
Net Assets, end of period ($ x 1,000)	6,965	2,324	9,404	7,300	9,766

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	20.10	19.90	16.70	14.54	16.59
Investment Operations:
Investment income—net[a]	.02	.29	.05	.07	.05
Net realized and unrealized gain (loss) on investments	(1.30)	.14	3.17	2.47	(1.79)
Total from Investment Operations	(1.28)	.43	3.22	2.54	(1.74)
Distributions:
Dividends from investment income—net	(.37)	(.23)	(.02)	(.13)	(.05)
Dividends from net realized gain on investments	(.35)	-	-	(.25)	(.26)
Total Distributions	(.72)	(.23)	(.02)	(.38)	(.31)
Net asset value, end of period	18.10	20.10	19.90	16.70	14.54
Total Return (%)[b]	(6.39)	2.18	19.31	17.92	(10.79)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.01	2.04	2.13	2.16	2.07
Ratio of net expenses to average net assets	2.01	2.04	2.13	2.16	2.07
Ratio of net investment income to average net assets	.10	1.43	.28	.42	.31
Portfolio Turnover Rate	36.37	39.45	55.27	57.88	63.28
Net Assets, end of period ($ x 1,000)	1,417	1,256	979	722	924

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended September 30,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	20.37	20.10	16.92	14.77	16.84
Investment Operations:
Investment income—net[a]	.26	.61	.26	.24	.26
Net realized and unrealized gain (loss) on investments	(1.35)	.03	3.18	2.49	(1.86)
Total from Investment Operations	(1.09)	.64	3.44	2.73	(1.60)
Distributions:
Dividends from investment income—net	(.54)	(.37)	(.26)	(.33)	(.21)
Dividends from net realized gain on investments	(.35)	-	-	(.25)	(.26)
Total Distributions	(.89)	(.37)	(.26)	(.58)	(.47)
Net asset value, end of period	18.39	20.37	20.10	16.92	14.77
Total Return (%)	(5.37)	3.25	20.62	19.27	(9.90)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.96	1.01	1.04	1.05
Ratio of net expenses to average net assets	.90	.96	1.01	1.04	1.05
Ratio of net investment income to average net assets	1.32	2.95	1.42	1.54	1.48
Portfolio Turnover Rate	36.37	39.45	55.27	57.88	63.28
Net Assets, end of period ($ x 1,000)	43,538	29,479	535,265	430,297	484,349

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	20.38	20.11	18.74
Investment Operations:
Investment income—net[b]	.26	.22	.06
Net realized and unrealized gain (loss) on investments	(1.34)	.43	1.31
Total from Investment Operations	(1.08)	.65	1.37
Distributions:
Dividends from investment income—net	(.64)	(.38)	-
Dividends from net realized gain on investments	(.35)	-	-
Total Distributions	(.99)	(.38)	-
Net asset value, end of period	18.31	20.38	20.11
Total Return (%)	(5.32)	3.33	6.29[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.91	.94[d]
Ratio of net expenses to average net assets	.89	.91	.94[d]
Ratio of net investment income to average net assets	1.32	1.10	1.19[d]
Portfolio Turnover Rate	36.37	39.45	55.27
Net Assets, end of period ($ x 1,000)	895,031	763,426	1

a From July 1, 2013, (commencement of initial offering) to September 30, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

21

NOTES TO FINANCIAL STATEMENTS (continued)

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts ("forward contracts") are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	30,144,137	-		-	30,144,137
Equity Securities - Foreign Common Stocks†	-	882,706,617	††	-	882,706,617
Mutual Funds	45,994,333	-		-	45,994,333
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	21,167		-	21,167
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(13,485)		-	(13,485)

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund's fair valuation procedures. See note above for additional information.

††† Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2014, $5,632,642 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

24

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2015 were as follows:

Affiliated Investment Company	Value 9/30/2014 ($)	Purchases ($)	Sales ($)	Value 9/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	9,880,074	371,174,894	335,060,635	45,994,333	4.9

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements,

25

NOTES TO FINANCIAL STATEMENTS (continued)

and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,752,210, accumulated capital losses $25,245,083 and unrealized appreciation $44,915,418.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2015. The fund has $14,560,632 of short-term capital losses and $10,684,451 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2015 and September 30, 2014 were as

26

follows: ordinary income $27,721,796 and $10,062,971, and long-term capital gains $11,213,102 and $0, respectively.

During the period ended September 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and dividend reclassification, the fund increased accumulated undistributed investment income-net by $5,467,000 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2015, was approximately $215,600 with a related weighted average annualized interest rate of 1.05%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to a investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10%

27

NOTES TO FINANCIAL STATEMENTS (continued)

of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $186,930 during the period ended September 30, 2015.

During the period ended September 30, 2015, the Distributor retained $158 from commissions earned on sales of the fund's Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2015, Class C shares were charged $8,945 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2015, Class A and Class C shares were charged $10,565 and $2,982, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

28

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2015, the fund was charged $3,518 for transfer agency services and $114 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $5.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2015, the fund was charged $294,955 pursuant to the custody agreement.

During the period ended September 30, 2015, the fund was charged $11,078 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $620,295, administration fees $16,123, Distribution Plan fees $887, Shareholder Services Plan fees $1,734, custodian fees $147,939, Chief Compliance Officer fees $2,606 and transfer agency fees $2,539.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2015, amounted to $502,648,102 and $304,054,213, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements

29

NOTES TO FINANCIAL STATEMENTS (continued)

include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at September 30, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
JP Morgan Chase Bank
British Pound,
Expiring
10/2/2015	5,870,314	8,880,612	8,880,288	(324)

30

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Royal Bank of Scotland
British Pound,
Expiring
10/1/2015	240,126	363,618	363,250	(368)
UBS
Euro,
Expiring
10/2/2015	9,050,300	10,105,384	10,112,858	7,474
Norwegian Krone,
Expiring
10/2/2015	3,810,133	446,549	447,556	1,007
Swiss Franc,
Expiring
10/2/2015	5,588,004	5,722,013	5,733,638	11,625
Sales:		Proceeds ($)
JP Morgan Chase Bank
Japanese Yen,
Expiring
10/1/2015	8,353,800	69,590	69,636	(46)
10/2/2015	346,378,912	2,888,394	2,887,333	1,061
Royal Bank of Scotland
Japanese Yen,
Expiring
10/5/2015	682,883,257	5,679,607	5,692,354	(12,747)
Gross Unrealized Appreciation				21,167
Gross Unrealized Depreciation				(13,485)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

31

NOTES TO FINANCIAL STATEMENTS (continued)

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	21,167	(13,485)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	21,167	(13,485)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	21,167	(13,485)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2015:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
JP Morgan Chase Bank	1,061		(370)	-	691
UBS	20,106		-	-	20,106
Total	21,167		(370)	-	20,797

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
JP Morgan Chase Bank	(370)		370	-	-
Royal Bank of Scotland	(13,115)		-	-	(13,115)
Total	(13,485)		370	-	(13,115)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2015:

Average Market Value ($)
Forward contracts	48,136,600

32

At September 30, 2015, the cost of investments for federal income tax purposes was $913,946,845; accordingly, accumulated net unrealized appreciation on investments was $44,898,242, consisting of $113,032,533 gross unrealized appreciation and $68,134,291 gross unrealized depreciation.

33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/Newton International Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Newton International Equity Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 25, 2015

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $20,630,599 as income sourced from foreign countries for the fiscal year ended September 30, 2015 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,575,205 as taxes paid from foreign countries for the fiscal year ended September 30, 2015 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016. Also the fund reports the maximum amount allowable, but not less than $27,009,621 as ordinary income dividends paid during the fiscal year ended September 30, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $.2843 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $.0685 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

35

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 142

———————

Francine J. Bovich (64)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 80

———————

Kenneth A. Himmel (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 30

———————

36

Stephen J. Lockwood (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 30

———————

Roslyn M. Watson (65)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 66

———————

Benaree Pratt Wiley (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 66

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 142 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

38

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 167 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

39

NOTES

40

NOTES

41

For More Information

Dreyfus/Newton International Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Capital
Management Limited

160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6916AR0915

Dreyfus Tax Sensitive Total Return Bond Fund

ANNUAL REPORT September 30, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Tax Sensitive Total Return Bond Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax Sensitive Total Return Bond Fund, covering the 12-month period from October 1, 2014, through September 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased during the third quarter of 2015 when economic concerns in China, falling commodity prices, and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit. U.S. bonds generally fared better, rallying in late 2014 before reversing course in the spring as the domestic economy strengthened. Global economic instability sparked a renewed rally among U.S. government securities toward the reporting period’s end, but corporate-backed and inflation-linked securities lost value.

We expect market volatility to persist over the near term as investors vacillate between hopes that current turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, expectations of higher short-term interest rates in the United States, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the eventual normalization of U.S. monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

October 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2014, through September 30, 2015, as provided by Christine L. Todd, Thomas Casey, Daniel Rabasco, and Jeffrey Burger, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2015, Dreyfus Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of 2.38%, Class C shares returned 1.58%, Class I shares returned 2.63%, and Class Y shares returned 2.59%.1 In comparison, the fund’s benchmark, the Barclays 3-, 5-, 7-, 10-Year Municipal Bond Index, provided a total return of 2.31% for the same period.2

Municipal bonds generally produced positive returns, as declines triggered by rising long-term interest rates during the spring of 2015 were more than offset by rallies early and late in the reporting period. The fund’s performance for the period was mainly due to a relatively long average duration and an emphasis on revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks high after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Fluctuating Interest Rates Sparked Market Volatility

Over the final months of 2014, global investors seeking more competitive yields than were available in overseas markets flocked to higher yielding investments in the United States, and the resulting supply-and-demand imbalance put downward pressure on U.S. bond yields. This trend began to reverse in early 2015, when longer term interest rates drifted higher amid stronger-than-expected employment data and investor concerns that the Federal Reserve would pursue a tightening in monetary policy. Renewed concerns about sluggish global economic growth and benign inflation however pushed bond yields lower and prices higher over the summer months.

The national municipal bond market encountered a lower degree of volatility compared to other markets. Fairly balanced supply-and-demand dynamics contributed to greater relative stability. After a limited supply of newly issued bonds during 2014, issuance volumes climbed somewhat during 2015 as issuers rushed to refinance existing debt and issue new bonds before expected increases in interest rates. Demand for municipal bonds remained strong and steady as investors sought competitive after-tax yields.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Many states and local municipalities have seen tax revenues climb beyond pre-recession levels, and isolated pockets of weak credit conditions in Illinois, New Jersey, and Puerto Rico did not have a systemic impact on the national market.

Intermediate-Term Revenue Bonds Buoyed Relative Results

Our duration management strategy proved effective over the reporting period: a relatively long average duration and a focus on bonds with 10- to 12-year maturities boosted the fund’s participation in market rallies. Our sector allocation strategy also worked well when intermediate-term revenue bonds outperformed comparable general obligation and escrowed bonds. The fund achieved particularly favorable results through revenue bonds backed by hospitals, airports, transportation facilities, education institutions, industrial development projects, and the states’ settlement of litigation with U.S. tobacco companies. The fund further benefited from underweighted positions in some of the market’s weaker segments, most notably Puerto Rico bonds that were hurt by the U.S. territory’s deteriorating fiscal condition.

On the other hand, the fund’s relative results were constrained to a degree by higher quality bonds backed by revenues from essential municipal services. Although the fund’s allocation to taxable bonds proved modestly supportive overall, investment-grade and high yield corporate bonds exhibited weakness amid heightened market volatility over the summer of 2015.

A Constructive Investment Posture

We expect market volatility to persist over the near term in anticipation of higher short-term interest rates, but we remain optimistic about the market’s longer term prospects in a growing U.S. economy. We will take advantage of bouts of market volatility to purchase creditworthy securities at attractive prices. We will maintain the fund’s focus on intermediate-term, revenue-backed municipal bonds, particularly those with “A” credit ratings. The Fund will also invest in taxable bonds opportunistically with the goal to enhance after-tax total return.

October 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

 The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments of the fund’s other investments.

1Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Neither Class I nor Class Y shares are subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect through February 1, 2017, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

4

2Source: Lipper Inc. — The Barclays 3-, 5-, 7-, 10-Year Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year and 10- Year Barclays Municipal Bond indices. Reflects investments of dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Tax Sensitive Total Return Bond Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Barclays 3-, 5-, 7-, 10-Year Municipal Bond Index

† Source: Lipper Inc.

†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), not reflecting the applicable sales charges for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Tax Sensitive Total Return Fund on 9/30/05 to a $10,000 investment made in the Barclays 3-, 5-, 7-, 10-Year Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an equal-weighted composite of the Barclays 3-Year, 5-Year, 7-Year, and 10-Year Municipal Bond indices, each of which is a broad measure of the performance of investment grade, fixed-rate municipal bonds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/15
	Inception	1 Year	5 Years		10 Years
	Date
Class A shares
with maximum sales charge (4.5%)	3/31/09	-2.23%	1.97%		3.32%	††
without sales charge	3/31/09	2.38%	2.91%		3.79%	††
Class C shares
with applicable redemption charge †	3/31/09	0.59%	2.14%		3.29%	††
without redemption	3/31/09	1.58%	2.14%		3.29%	††
Class I shares	11/2/92	2.63%	3.22%		4.00%
Class Y shares	7/1/13	2.59%	3.22%	††	4.00%	††
Barclay 3-, 5-, 7-, 10-Year
Municipal Bond Index		2.31%	3.15%		4.25%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), not reflecting the applicable sales charges for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Sensitive Total Return Bond Fund from April 1, 2015 to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.52	$7..27	$2.26	$2.26
Ending value (after expenses)	$1,004.60	$1,001.00	$1,005.80	$1,005.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.55	$7.33	$2.28	2.28
Ending value (after expenses)	$1,021.56	$1,017.80	$1,022.81	$1,022.81

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C and .45% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2015

Bonds and Notes - 7.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Certificates - .8%
Carrington Mortgage Loan Trust,
Ser. 2006-NC5, Cl. A2	0.30	1/25/37	601,665	[a]	439,766
OneMain Financial Issuance Trust,
Ser. 2014-1A, Cl. B	3.24	6/18/24	1,180,000	[b]	1,188,115
					1,627,881
Asset-Backed Ctfs./Auto Receivables - 2.1%
Capital Auto Receivables Asset Trust,
Ser. 2014-2, Cl. D	2.81	8/20/19	240,000		243,348
DT Auto Owner Trust,
Ser. 2014-2A, Cl. D	3.68	4/15/21	1,500,000	[b]	1,505,271
DT Auto Owner Trust,
Ser. 2014-3A, Cl. D	4.47	11/15/21	2,345,000	[b]	2,396,017
					4,144,636
Commercial Mortgage Pass-Through Ctfs. - .6%
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C24, Cl. AJ	5.66	3/15/45	1,250,000	[a]	1,255,693
Consumer Discretionary - .5%
Neiman Marcus Group,
Gtd. Notes	8.00	10/15/21	875,000	[b]	905,625
Energy - .4%
Carrizo Oil & Gas,
Gtd. Notes	6.25	4/15/23	950,000		831,915
Financials - 1.1%
Denali Borrower,
Sr. Scd. Notes	5.63	10/15/20	800,000	[b]	833,600
Hub Holdings,
Sr. Unscd. Notes	8.13	7/15/19	750,000	[b]	727,500
HUB International,
Sr. Unscd. Notes	7.88	10/1/21	750,000	[b]	718,125
					2,279,225
Health Care - .4%
Dignity Health,
Unscd. Bonds	2.64	11/1/19	760,000		775,755
Telecommunications - 2.0%
Altice,
Gtd. Notes	7.75	5/15/22	800,000	[b]	730,000
Digicel,
Sr. Unscd. Notes	6.00	4/15/21	925,000	[b]	848,688
Frontier Communications,
Sr. Unscd. Notes	8.88	9/15/20	960,000	[b]	943,200
Intelsat Jackson Holdings,
Gtd. Notes	7.25	4/1/19	750,000		705,938
T-Mobile USA,
Gtd. Bonds	6.13	1/15/22	750,000		725,625
					3,953,451
Total Bonds and Notes (cost $16,297,010)					15,774,181

9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 91.1%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 1.3%
Alabama Public School and College Authority,
Capital Improvement Revenue	5.00	1/1/19	1,000,000		1,128,030
Alabama Public School and College Authority,
Capital Improvement Revenue	5.00	1/1/26	1,250,000		1,519,462
					2,647,492
Arizona - .2%
Phoenix Industrial Development Authority,
Education Facility Revenue (Legacy Traditional Schools Projects)	3.00	7/1/20	500,000	[b]	489,910
Arkansas - 1.1%
Arkansas Development Finance Authority,
HR (Washington Regional Medical Center)	5.00	2/1/25	1,835,000		2,130,050
California - 8.7%
California,
Economic Recovery Bonds (Escrowed to Maturity)	5.00	7/1/18	1,160,000		1,294,560
California,
Economic Recovery Bonds (Escrowed to Maturity)	5.00	7/1/18	340,000		379,440
California,
GO (Various Purpose)	5.00	9/1/22	1,000,000		1,207,530
California Health Facilities Financing Authority,
Revenue (Sutter Health)	5.00	8/15/18	1,030,000		1,152,632
California State Public Works Board,
LR (Judicial Council of California) (New Stockton Courthouse)	5.00	10/1/26	1,000,000		1,198,640
California State University Trustees,
Systemwide Revenue	5.00	11/1/22	1,000,000		1,197,900
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	4.60	6/1/23	750,000		809,370
Jurupa Public Financing Authority,
Special Tax Revenue	5.00	9/1/29	1,060,000		1,206,132
Los Angeles Community Facilities District Number 4,
Special Tax Revenue (Playa Vista-Phase 1)	5.00	9/1/28	1,000,000		1,144,240
Los Angeles Department of Water and Power,
Power System Revenue	5.00	7/1/23	1,000,000		1,223,300
Sacramento County,
Airport System Senior Revenue	5.00	7/1/22	1,275,000		1,415,760
Southern California Public Power Authority,
Revenue (Canyon Power Project)	5.00	7/1/22	2,000,000		2,293,540
Southern California Public Power Authority,
Revenue (Windy Point/Windy Flats Project)	5.00	7/1/23	1,000,000		1,168,230
Stockton Unified School District,

10

Long-Term Municipal Investments - 91.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 8.7% (continued)
GO (Insured; Assured Guaranty Municipal Corp.)	4.00	7/1/16	500,000		514,245
Tuolumne Wind Project Authority,
Revenue (Tuolumne Company Project)	5.00	1/1/18	1,000,000		1,092,390
					17,297,909
Colorado - .4%
City and County of Denver,
Airport System Subordinate Revenue	5.00	11/15/22	720,000		844,625
Connecticut - .6%
Connecticut,
Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	9/1/33	1,000,000		1,142,020
District of Columbia - 2.4%
Georgetown University,
GO (Insured; National Public Finance Guarantee Corp.)	0.34	4/1/29	4,000,000	[a]	3,680,000
Metropolitan Washington Airports Authority,
Airport System Revenue	5.00	10/1/24	1,000,000		1,174,360
					4,854,360
Florida - 11.2%
Citizens Property Insurance Corporation,
Coastal Account Senior Secured Revenue	5.00	6/1/25	3,000,000		3,576,570
Citizens Property Insurance Corporation,
Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/20	1,500,000		1,719,810
Florida Department of Transportation,
Turnpike Revenue	5.00	7/1/25	1,000,000		1,191,880
Jacksonville,
Special Revenue	5.00	10/1/27	1,000,000		1,181,200
Lakeland,
Energy System Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/17	1,000,000		1,085,680
Lee County,
Transportation Facilities Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/25	1,000,000		1,197,530
Miami-Dade County,
Aviation Revenue (Miami International Airport)	5.25	10/1/23	1,000,000		1,156,050
Miami-Dade County,
Seaport Revenue	5.00	10/1/22	2,000,000		2,345,660
Miami-Dade County School Board,
COP	5.00	5/1/26	1,500,000		1,774,845
Orlando-Orange County Expressway Authority,
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/18	1,000,000		1,112,080
Palm Beach County School Board,
COP (Master Lease Purchase Agreement with Palm Beach School Board Leasing Corporation)	5.00	8/1/21	1,845,000		2,169,462
South Miami Health Facilities Authority,

11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 91.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Florida - 11.2% (continued)
HR (Baptist Health South Florida Obligated Group)	5.00	8/15/18	750,000	810,233
Tampa,
Capital Improvement Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.00	9/1/23	500,000	579,765
Tampa,
Health System Revenue (BayCare Health System Issue)	5.00	11/15/18	1,000,000	1,120,620
Village Community Development District Number 7,
Special Assessment Revenue	3.00	5/1/19	650,000	675,643
Village Community Development District Number 7,
Special Assessment Revenue	3.00	5/1/20	600,000	624,132
				22,321,160
Georgia - 3.2%
Atlanta,
Airport General Revenue	5.00	1/1/22	1,000,000	1,148,850
Atlanta Development Authority,
Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.00	7/1/29	1,000,000	1,164,300
DeKalb County,
Water and Sewerage Revenue	5.00	10/1/21	2,380,000	2,811,875
Municipal Electric Authority of Georgia,
GO (Project One Subordinated Bonds)	5.00	1/1/21	1,000,000	1,167,870
				6,292,895
Illinois - 6.4%
Chicago,
Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.25	1/1/24	1,500,000	1,731,120
Chicago,
General Airport Third Lien Revenue (Chicago O'Hare International Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	1,000,000	1,086,060
Chicago,
GO (Neighborhoods Alive 21 Program)	5.00	1/1/20	1,000,000	1,020,250
Chicago,
Second Lien Water Revenue	5.00	11/1/26	1,000,000	1,100,850
Chicago Park District,
Limited Tax GO	5.00	1/1/28	2,500,000	2,723,625
Illinois Finance Authority,
Revenue (Rush University Medical Center Obligated Group)	5.00	11/15/26	1,000,000	1,175,700
Metropolitan Pier and Exposition Authority,
Revenue (McCormick Place Expansion Project)	5.00	12/15/28	1,235,000	1,359,068
Northern Illinois University Board of Trustees,
Auxiliary Facilities System Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/17	1,500,000	1,580,385

12

Long-Term Municipal Investments - 91.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Illinois - 6.4% (continued)
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/17	1,000,000	1,065,870
				12,842,928
Indiana - .7%
Knox County,
EDR (Good Samaritan Hospital Project)	5.00	4/1/23	1,300,000	1,464,242
Kansas - 1.5%
Kansas Department of Transportation,
Highway Revenue	5.00	9/1/18	1,415,000	1,587,432
Kansas Development Finance Authority,
Revolving Funds Revenue (Kansas Department of Health and Environment)	5.00	3/1/21	1,150,000	1,332,562
				2,919,994
Kentucky - .6%
Louisville and Jefferson County Metropolitan Sewer District,
Sewer and Drainage System Revenue	5.00	5/15/23	1,000,000	1,189,330
Louisiana - 1.2%
Louisiana,
State Highway Improvement Revenue	5.00	6/15/25	1,000,000	1,218,840
Tobacco Settlement Financing Corporation of Louisiana,
Tobacco Settlement Asset-Backed Bonds	5.00	5/15/20	1,000,000	1,129,370
				2,348,210
Maryland - .6%
Maryland Economic Development Corporation,
EDR (Transportation Facilities Project)	5.13	6/1/20	1,000,000	1,093,730
Michigan - 3.7%
Detroit,
Sewage Disposal System Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000	1,129,670
Michigan Finance Authority,
HR (Beaumont Health Credit Group)	5.00	8/1/25	1,000,000	1,162,130
Michigan Finance Authority,
Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000	1,126,650
Michigan Finance Authority,
Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/20	1,125,000	1,285,999
Michigan Finance Authority,
Unemployment Obligation Assessment Revenue	5.00	7/1/21	1,500,000	1,664,520

13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 91.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Michigan - 3.7% (continued)
Wayne County Airport Authority,
Airport Revenue (Detroit Metropolitan Wayne County Airport)	5.00	12/1/16	1,000,000	1,045,570
				7,414,539
Minnesota - 1.2%
Saint Paul Housing and Redevelopment Authority,
Hospital Facility Revenue (HealthEast Care System Project)	5.00	11/15/21	1,000,000	1,113,200
Western Minnesota Municipal Power Agency,
Power Supply Revenue	5.00	1/1/29	1,120,000	1,311,195
				2,424,395
Missouri - 3.0%
Missouri Development Finance Board,
Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/23	1,000,000	1,172,580
Missouri Development Finance Board,
Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/28	1,000,000	1,127,070
Missouri Joint Municipal Electric Utility Commission,
Power Project Revenue (Prairie State Project)	5.00	12/1/29	3,120,000	3,628,872
				5,928,522
Nebraska - .6%
Nebraska Public Power District,
General Revenue	5.00	1/1/30	1,000,000	1,168,430
New Jersey - 5.1%
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.00	6/15/18	1,250,000	1,342,200
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	6/15/26	1,845,000	1,944,076
New Jersey Economic Development Authority,
Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.10	6/1/23	1,000,000	1,114,360
New Jersey Educational Facilities Authority,
Revenue (Rowan University Issue)	5.00	7/1/18	1,225,000	1,347,145
New Jersey Health Care Facilities Financing Authority,
Revenue (Virtua Health Issue)	5.00	7/1/25	1,000,000	1,165,890
New Jersey Higher Education Student Assistance Authority,
Senior Student Loan Revenue	5.00	12/1/18	1,000,000	1,094,930
New Jersey Higher Education Student Assistance Authority,
Senior Student Loan Revenue	5.00	12/1/24	1,000,000	1,132,660
Tobacco Settlement Financing Corporation of New Jersey,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	1,000,000	1,005,630
				10,146,891

14

Long-Term Municipal Investments - 91.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Mexico - 1.0%
New Mexico Municipal Energy Acquisition Authority,
Gas Supply Revenue	0.88	8/1/19	1,000,000	[a]	999,730
New Mexico Municipal Energy Acquisition Authority,
Gas Supply Revenue (SBPA; Royal Bank of Canada)	0.78	2/1/19	1,000,000	[a]	997,430
					1,997,160
New York - 8.9%
Metropolitan Transportation Authority,
Dedicated Tax Fund Revenue	5.00	11/15/24	2,000,000		2,421,160
Metropolitan Transportation Authority,
Transportation Revenue	5.00	11/15/26	1,205,000		1,427,262
New York City,
GO	5.00	8/1/21	2,000,000		2,279,020
New York City,
GO	5.00	3/1/25	1,000,000		1,208,590
New York City Health and Hospitals Corporation,
Health System Revenue	5.00	2/15/19	1,000,000		1,125,750
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,000,000		1,125,190
Onondaga Civic Development Corporation,
Revenue (Saint Joseph's Hospital Health Center Project)	5.00	7/1/25	1,000,000		1,077,630
Port Authority of New York and New Jersey,
(Consolidated Bonds, 185th Series)	5.00	9/1/30	1,000,000		1,137,860
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.48	12/3/19	3,500,000	[a]	3,460,450
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	5.00	11/15/24	2,150,000		2,593,351
					17,856,263
North Carolina - 1.0%
North Carolina Medical Care Commission,
Health Care Facilities First Mortgage Revenue (Pennybryn at Maryfield)	5.00	10/1/19	1,875,000		2,030,906
Ohio - 1.9%
Ohio Higher Educational Facility Commission,
Higher Educational Facility Revenue (Case Western Reserve University Project)	5.00	12/1/23	1,500,000		1,810,980
Southeastern Ohio Port Authority,
Hospital Facilities Improvement Revenue (Memorial Health System Obligated Group Project)	5.50	12/1/29	820,000		886,756
University of Toledo,
General Receipts Bonds	5.00	6/1/17	1,050,000		1,123,122
					3,820,858

15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 91.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 1.1%
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/17	1,000,000		1,075,370
Philadelphia,
Gas Works Revenue	5.00	8/1/21	1,000,000		1,164,060
					2,239,430
Rhode Island - 1.5%
Rhode Island Health and Educational Building Corporation,
Higher Education Facilities Revenue (Brown University Issue)	5.00	9/1/21	700,000		835,632
Tobacco Settlement Financing Corporation of Rhode Island,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/26	1,000,000		1,140,170
Tobacco Settlement Financing Corporation of Rhode Island,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/35	1,000,000		1,062,980
					3,038,782
South Carolina - .6%
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper)	5.00	12/1/21	1,000,000		1,184,580
South Dakota - 1.3%
South Dakota Conservancy District,
Revenue (State Revolving Fund Program)	5.00	8/1/17	2,370,000		2,565,098
Tennessee - .6%
Metropolitan Government of Nashville and Davidson County,
GO	5.00	7/1/22	1,000,000		1,206,490
Texas - 13.8%
Arlington Independent School District,
Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/27	1,400,000		1,647,254
Corpus Christi,
Utility System Junior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/15/23	1,725,000		2,038,001
Harris County-Houston Sports Authority,
Senior Lien Revenue	5.00	11/15/29	750,000		858,630
Houston,
Airport System Special Facilities Revenue (United Airlines, Inc. Terminal E Project)	4.75	7/1/24	1,000,000		1,081,420
Houston,
Airport System Subordinate Lien Revenue (Insured; XLCA)	0.39	7/1/32	2,725,000	[a]	2,530,844
Houston,
Combined Utility System First Lien Revenue	5.00	11/15/18	1,355,000		1,525,920
Houston,

16

Long-Term Municipal Investments - 91.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 13.8% (continued)
Combined Utility System First Lien Revenue	0.92	5/1/20	2,500,000	[a]	2,488,900
Houston,
Public Improvement GO	5.00	3/1/24	2,000,000		2,443,160
Houston Convention and Entertainment Facilities Department,
Hotel Occupancy Tax and Special Revenue	5.00	9/1/20	1,000,000		1,155,750
Love Field Airport Modernization Corporation,
General Airport Revenue	5.00	11/1/27	1,850,000		2,181,964
North Texas Tollway Authority,
First Tier System Revenue	5.00	1/1/22	1,000,000		1,182,570
North Texas Tollway Authority,
Second Tier System Revenue	5.00	1/1/21	2,000,000		2,311,740
Sam Rayburn Municipal Power Agency,
Power Supply System Revenue	5.00	10/1/20	1,210,000		1,395,069
Texas,
GO (College Student Loan)	5.00	8/1/17	1,000,000		1,081,970
Texas Municipal Power Agency,
Revenue (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	0.00	9/1/16	10,000	[c]	9,971
Trinity River Authority of Texas,
Revenue (Tarrant County Water Project)	5.00	2/1/23	1,940,000		2,323,616
West Travis County Public Utility Agency,
Revenue	5.00	8/15/23	1,140,000		1,301,857
					27,558,636
Virginia - 1.4%
Virginia College Building Authority,
Educational Facilities Revenue (Marymount University Project)	5.00	7/1/19	425,000	[b]	462,387
Virginia Public School Authority,
School Financing Bonds	5.00	8/1/24	2,000,000		2,393,300
					2,855,687
Washington - 2.0%
Port of Seattle,
Intermediate Lien Revenue	5.00	4/1/25	3,340,000		3,896,644
West Virginia - .6%
West Virginia University Board of Governors,
University Improvement Revenue (West Virginia University Projects)	5.00	10/1/17	1,135,000		1,232,962
Wisconsin - 1.7%
Public Finance Authority of Wisconsin,
Senior Living Revenue (Rose Villa Project)	4.25	11/15/20	1,000,000		1,001,620
Wisconsin Health and Educational Facilities Authority,
Health Facilities Revenue (UnityPoint Health)	5.00	12/1/23	1,000,000		1,198,980

17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 91.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Wisconsin - 1.7% (continued)
Wisconsin Health and Educational Facilities Authority,
Revenue (ProHealth Care, Inc. Obligated Group)	5.00	8/15/33	1,000,000	1,108,320
				3,308,920
Total Long-Term Municipal Investments (cost $175,324,011)				181,754,048
Total Investments (cost $191,621,021)			99.0%	197,528,229
Cash and Receivables (Net)			1.0%	2,062,650
Net Assets			100.0%	199,590,879

a Variable rate security--interest rate subject to periodic change.

b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities were valued at $11,748,438 or 5.9% of net assets.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

18

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	21.8
Utility-Electric	11.2
Health Care	10.6
Education	10.1
Utility-Water and Sewer	9.8
Special Tax	6.4
City	4.5
Asset-Backed Ctfs./Auto Recievables	2.1
Asset-Backed/Tobacco	2.0
Telecommunications	2.0
Lease	1.7
State/Territory	1.2
Financial	1.1
Asset-Backed Certificates	.8
Prerefunded	.8
Housing	.7
Commercial Mortagage	.6
County	.6
Industrial	.6
Consumer Discretionary	.5
Energy	.4
Other	9.5
99.0

†Based on net assets.

See notes to financial statements.

19

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	191,621,021	197,528,229
Cash		311,761
Interest receivable		2,268,662
Receivable for investment securities sold		1,767,500
Prepaid expenses		28,184
		201,904,336
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		71,648
Payable for investment securities purchased		1,830,247
Payable for shares of Beneficial Interest redeemed		356,496
Accrued expenses		55,066
		2,313,457
Net Assets ($)		199,590,879
Composition of Net Assets ($):
Paid-in capital		192,809,495
Accumulated undistributed investment income—net		602
Accumulated net realized gain (loss) on investments		873,574
Accumulated net unrealized appreciation (depreciation) on investments		5,907,208
Net Assets ($)		199,590,879

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	6,318,595	744,023	191,558,491	969,770
Shares Outstanding	274,777	32,347	8,326,791	42,160
Net Asset Value Per Share ($)	23.00	23.00	23.01	23.00

See notes to financial statements.

21

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income ($):
Interest Income	5,302,382
Expenses:
Investment advisory fee—Note 3(a)	722,463
Administration fee—Note 3(a)	108,387
Registration fees	59,721
Professional fees	44,345
Shareholder servicing costs—Note 3(c)	39,971
Prospectus and shareholders’ reports	32,795
Custodian fees—Note 3(c)	14,605
Trustees' fees and expenses—Note 3(d)	11,918
Distribution fees—Note 3(b)	7,011
Loan commitment fees—Note 2	2,170
Miscellaneous	42,291
Total Expenses	1,085,677
Less—reduction in expenses due to undertaking—Note 3(a)	(244,459)
Less—reduction in fees due to earnings credits—Note 3(c)	(18)
Net Expenses	841,200
Investment Income—Net	4,461,182
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	872,217
Net realized gain (loss) on forward foreign currency exchange contracts	671,988
Net Realized Gain (Loss)	1,544,205
Net unrealized appreciation (depreciation) on investments	(1,629,971)
Net Realized and Unrealized Gain (Loss) on Investments	(85,766)
Net Increase in Net Assets Resulting from Operations	4,375,416

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2015	2014
Operations ($):
Investment income—net	4,461,182	3,553,171
Net realized gain (loss) on investments	1,544,205	549,300
Net unrealized appreciation (depreciation) on investments	(1,629,971)	3,170,912
Net Increase (Decrease) in Net Assets Resulting from Operations	4,375,416	7,273,383
Dividends to Shareholders from ($):
Investment income—net:
Class A	(149,596)	(132,161)
Class C	(13,923)	(20,494)
Class I	(4,251,640)	(3,380,066)
Class Y	(27,544)	(4,424)
Net realized gain on investments:
Class A	(52,563)	-
Class C	(8,122)	-
Class I	(1,149,150)	-
Class Y	(9,154)	-
Total Dividends	(5,661,692)	(3,537,145)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,661,571	1,665,136
Class C	143,478	68,355
Class I	75,643,160	80,162,182
Class Y	276,000	1,017,447
Dividends reinvested:
Class A	192,778	125,735
Class C	22,016	20,208
Class I	4,381,986	2,764,779
Class Y	30,960	3,142
Cost of shares redeemed:
Class A	(1,657,191)	(2,677,697)
Class C	(414,752)	(955,844)
Class I	(32,741,225)	(64,499,441)
Class Y	(355,287)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	47,183,494	17,694,002
Total Increase (Decrease) in Net Assets	45,897,218	21,430,240
Net Assets ($):
Beginning of Period	153,693,661	132,263,421
End of Period	199,590,879	153,693,661
Undistributed investment income—net	602	1,984

23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	71,706	72,867
Shares issued for dividends reinvested	8,360	5,490
Shares redeemed	(71,950)	(117,866)
Net Increase (Decrease) in Shares Outstanding	8,116	(39,509)
Class C
Shares sold	6,212	3,000
Shares issued for dividends reinvested	954	883
Shares redeemed	(18,055)	(41,761)
Net Increase (Decrease) in Shares Outstanding	(10,889)	(37,878)
Class Ia
Shares sold	3,273,865	3,523,025
Shares issued for dividends reinvested	190,044	120,645
Shares redeemed	(1,419,091)	(2,834,303)
Net Increase (Decrease) in Shares Outstanding	2,044,818	809,367
Class Ya
Shares sold	11,876	44,122
Shares issued for dividends reinvested	1,342	136
Shares redeemed	(15,360)	-
Net Increase (Decrease) in Shares Outstanding	(2,142)	44,258
[a] During the period ended September 30, 2014, 31,115 Class I shares representing $716,584 were exchanged for 31,115 Class Y shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	23.15	22.56	23.44	23.05	22.95
Investment Operations:
Investment income—net[a]	.52	.49	.51	.53	.61
Net realized and unrealized gain (loss) on investments	.02	.59	(.76)	.64	.14
Total from Investment Operations	.54	1.08	(.25)	1.17	.75
Distributions:
Dividends from Investment income—net	(.51)	(.49)	(.51)	(.52)	(.62)
Dividends from net realized gain on investments	(.18)	—	(.12)	(.26)	(.03)
Total Distributions	(.69)	(.49)	(.63)	(.78)	(.65)
Net asset value, end of period	23.00	23.15	22.56	23.44	23.05
Total Return (%)[b]	2.38	4.84	(1.10)	5.19	3.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.95	.89	.90	.98
Ratio of net expenses to average net assets	.70	.70	.70	.80	.80
Ratio of net investment income to average net assets	2.24	2.15	2.20	2.25	2.72
Portfolio Turnover Rate	29.93	26.01	35.03	21.97	27.67
Net Assets, end of period ($ x 1,000)	6,319	6,173	6,908	6,639	4,760

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	23.16	22.57	23.45	23.05	22.95
Investment Operations:
Investment income—net[a]	.35	.32	.33	.35	.45
Net realized and unrealized gain (loss) on investments	.01	.59	(.75)	.66	.13
Total from Investment Operations	.36	.91	(.42)	1.01	.58
Distributions:
Dividends from investment income—net	(.34)	(.32)	(.34)	(.35)	(.45)
Dividends from net realized gain on investments	(.18)	—	(.12)	(.26)	(.03)
Total Distributions	(.52)	(.32)	(.46)	(.61)	(.48)
Net asset value, end of period	23.00	23.16	22.57	23.45	23.05
Total Return (%)[b]	1.58	4.07	(1.80)	4.39	2.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69	1.75	1.65	1.67	1.73
Ratio of net expenses to average net assets	1.45	1.45	1.45	1.55	1.55
Ratio of net investment income to average net assets	1.49	1.40	1.45	1.48	1.99
Portfolio Turnover Rate	29.93	26.01	35.03	21.97	27.67
Net Assets, end of period ($ x 1,000)	744	1,001	1,831	2,045	719

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

26

	Year Ended September 30,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	23.16	22.57	23.45	23.06	22.95
Investment Operations:
Investment income—net[a]	.57	.55	.57	.60	.70
Net realized and unrealized gain (loss) on investments	.03	.59	(.76)	.65	.14
Total from Investment Operations	.60	1.14	(.19)	1.25	.84
Distributions:
Dividends from Investment income—net	(.57)	(.55)	(.57)	(.60)	(.70)
Dividends from net realized gain on investments	(.18)	—	(.12)	(.26)	(.03)
Total Distributions	(.75)	(.55)	(.69)	(.86)	(.73)
Net asset value, end of period	23.01	23.16	22.57	23.45	23.06
Total Return (%)	2.63	5.11	(.85)	5.54	3.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.68	.61	.61	.63
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.48	2.40	2.45	2.61	3.10
Portfolio Turnover Rate	29.93	26.01	35.03	21.97	27.67
Net Assets, end of period ($ x 1,000)	191,558	145,493	123,524	128,217	128,398

a Based on average shares outstanding.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

Year Ended September 30,
Class Y Shares	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	23.16	22.57	22.60
Investment Operations:
Investment income—net[b]	.57	.47	.14
Net realized and unrealized gain (loss) on investments	.02	.68	(.03)
Total from Investment Operations	.59	1.15	.11
Distributions:
Dividends from Investment income—net	(.57)	(.56)	(.14)
Dividends from net realized gain on investments	(.18)	—	—
Total Distributions	(.75)	(.56)	(.14)
Net asset value, end of period	23.00	23.16	22.57
Total Return (%)	2.59	5.13	.50	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59	.66	.58	[d]
Ratio of net expenses to average net assets	.45	.45	.45	[d]
Ratio of net investment income to average net assets	2.48	2.40	2.57	[d]
Portfolio Turnover Rate	29.93	26.01	35.03
Net Assets, end of period ($ x 1,000)	970	1,026	1

a From July 1, 2013 (commencement of initial offering) to September 30, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Sensitive Total Return Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

29

NOTES TO FINANCIAL STATEMENTS (continued)

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

31

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2015 in valuing the fund’s investments:

Assets ($)	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities:
Asset-Backed	—	5,772,517	-	5,772,517
Commercial Mortgage-Backed	—	1,255,693	-	1,255,693
Corporate Bonds†	—	8,745,971	-	8,745,971
Municipal Bonds†	—	181,754,048	-	181,754,048

† See Statement of Investments for additional detailed categorizations.

At September 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized

32

on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $9,543, undistributed ordinary income $528,598, undistributed capital gains $339,686 and unrealized appreciation $5,912,498.

33

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2015 and September 30, 2014 were as follows: tax-exempt income $3,740,024 and $3,424,477, ordinary income $990,581 and $112,668, and long-term capital gains $931,087 and $0, respectively.

During the period ended September 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and paydown gains and losses, the fund decreased accumulated undistributed investment income-net by $19,861, increased accumulated net realized gain (loss) on investments by $16,878 and increased paid-in capital by $2,983. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2015, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2015 through February 1, 2016, to waive receipt of its fees and assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $244,459 during the year ended September 30, 2015.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Standish serves as the fund’s sub-investment adviser responsible for the day-to–day management of the fund’s portfolio. Dreyfus pays the

34

sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $108,387 during the period ended September 30, 2015.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an

35

NOTES TO FINANCIAL STATEMENTS (continued)

annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2015, Class C shares were charged $7,011 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2015, Class A and Class C shares were charged $16,800 and $2,337, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2015, the fund was charged $9,030 for transfer agency services and $431 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $18.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

36

During the period ended September 30, 2015, the fund was charged $14,605 pursuant to the custody agreement.

During the period ended September 30, 2015, the fund was charged $11,078 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $65,578, administration fees $9,837, Distribution Plan fees $459, Shareholder Services Plan fees $1,441, custodian fees $6,990, Chief Compliance Officer fees $2,606 and transfer agency fees $1,566, which are offset against an expense reimbursement currently in effect in the amount of $16,829.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2015, amounted to $102,489,331 and $52,377,334, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign

37

NOTES TO FINANCIAL STATEMENTS (continued)

currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At September 30, 2015, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2015:

Average Market Value ($)
Forward contracts	9,391,043

At September 30, 2015, the cost of investments for federal income tax purposes was $191,615,731; accordingly, accumulated net unrealized appreciation on investments was $5,912,498, consisting of $6,856,072 gross unrealized appreciation and $943,574 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Sensitive Total Return Bond Fund. (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Sensitive Total Return Bond Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 25, 2015

39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2015 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $702,679 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016. The fund reports the maximum amount allowable but not less than $.1368 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $.0423 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

40

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 142

———————

Francine J. Bovich (64)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 80

———————

Kenneth A. Himmel (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 30

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 30

———————

Roslyn M. Watson (65)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 66

———————

Benaree Pratt Wiley (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 66

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 142 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

43

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 167 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

44

NOTES

45

For More Information

Dreyfus Tax Sensitive Total Return Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Standish Mellon Asset Management Company LLC
BNY Mellon Center
201 Washington Street
Suite 2900
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6935AR0915

Dreyfus/The Boston Company Small Cap Growth Fund

ANNUAL REPORT September 30, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/The Boston Company Small Cap Growth Fund, covering the 12-month period from October 1, 2014, through September 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased during the third quarter of 2015 when economic concerns in China, falling commodity prices, and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit. U.S. bonds generally fared better, rallying in late 2014 before reversing course in the spring as the domestic economy strengthened. Global economic instability sparked a renewed rally among U.S. government securities toward the reporting period’s end, but corporate-backed and inflation-linked securities lost value.

We expect market volatility to persist over the near term as investors vacillate between hopes that current turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, expectations of higher short-term interest rates in the United States, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the eventual normalization of U.S. monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

October 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2014, through September 30, 2015, as provided by Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2015, Dreyfus/The Boston Company Small Cap Growth Fund’s Class I shares produced a total return of 6.50%, and Class Y shares returned 6.56%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), produced a total return of 4.04% for the same period.2

Moderate stock market gains in a recovering U.S. economy over much of the reporting period were partly offset by subsequent declines triggered by global economic concerns. The fund outperformed its benchmark, mainly due to successful security selections in the information technology, industrials, and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with total market capitalizations equal to or less than that of the largest company in the Index. When choosing stocks, we seek to identify high-quality, small-cap companies that are experiencing or are expected to experience rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Global Economic Concerns Sparked Market Volatility

Modestly positive results from the Russell 2000® Growth Index over the full reporting period masked elevated levels of short-term market volatility across all capitalization ranges. October 2014 began in the midst of a market downturn, but U.S. employment gains, better consumer confidence, and improved business sentiment prompted a quick market recovery. Consequently, some broad market indices climbed to record highs through the end of February 2015. The rally paused in March amid sluggish U.S. economic growth stemming from severe winter weather and an appreciating U.S. dollar. However, the domestic economy regained traction in the spring, and stocks advanced until economic uncertainty in Greece and China again sent U.S. stock prices lower over the summer.

In this tumultuous environment, small-cap stocks generally produced higher returns than their large- and midcap counterparts, and growth-oriented stocks outperformed more value-oriented companies, on average.

Technology Stocks Drove Fund Performance

The fund successfully navigated turmoil in a number of market sectors over the reporting period, enabling it to post higher overall returns than the benchmark. The fund achieved particularly robust relative results in the information technology sector. Remote access specialist LogMeIn reported better-than-expected earnings amid robust customer demand.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Enterprise software producer SS&C Technologies Holdings posted strong results over several consecutive quarters and acquired a company with complementary products and markets. Transportation management software maker Fleetmatics Group successfully launched a new product and achieved better-than-expected results across its various business units. Marketing software developer HubSpot captured greater market share while posting improved revenues, earnings, and cash flow.

In the industrials sector, relative performance was bolstered by heating and air conditioning systems provider Comfort Systems USA and kitchen cabinets supplier American Woodmark, both of which benefited from greater construction activity in the recovering U.S. economy. The fund held underweighted exposure to the hard hit energy sector and avoided the area’s worst performers, helping to cushion the adverse impact of plummeting oil-and-gas prices over the reporting period.

The fund achieved more disappointing results in the health care sector. Medical devices maker Spectranetics announced sluggish sales of single-use medical devices used in minimally invasive heart procedures. The acquisition of an early-stage company by heart pumps manufacturer Heartware International was received skeptically by investors. The fund did not participate in robust gains posted by glucose monitoring systems specialist Dexcom, which gained value for the benchmark over the reporting period. In the materials sector, oilfield products supplier Flotek Industries struggled with waning demand for the chemicals used in hydraulic fracturing. Finally, in the consumer staples sector, United Natural Foods encountered pricing pressures from rivals seeking to capture market share.

Selectively Positioned for Continued U.S. Economic Growth

Despite ongoing turmoil in overseas markets, the U.S. economy has continued to grow. At the same time, we have been encouraged by positive investor sentiment surrounding U.S.-centric small-cap companies that have been relatively insulated from international economic instability.

However, in our judgment, selectivity is likely to be key to investment performance over the months ahead, and we have intensified our focus on companies with strong underlying growth prospects. The fund ended the reporting period with an overweighted position in the industrials sector, and we have continued to identify attractive individual opportunities in the information technology sector. While the fund held underweighted exposure to the health care sector overall, we have nonetheless found an ample number of companies meeting our investment criteria in the biotechnology and pharmaceutical industries.

October 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2017. Had these expenses not been absorbed, returns would have been lower.

4

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund Class I shares and Class Y shares and the Russell 2000 Growth Index

Average Annual Total Returns as of 9/30/15

	Inception Date	1 Year	5 Years		10 Years
Class I shares	12/23/96	6.50%	12.76%		6.50%
Class Y shares	7/1/13	6.56%	12.77%	†††	6.51%	†††
Russell 2000 Growth Index		4.04%	13.26%		7.67%

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in each of the Class I and Class Y shares of Dreyfus/The Boston Company Small Cap Growth Fund on 9/30/05 to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from April 1, 2015 to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2015
	Class I	Class Y
Expenses paid per $1,000†	$ 4.52	$ 4.28
Ending value (after expenses)	$ 896.70	$ 897.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% return for the six months ended September 30, 2015
	Class I	Class Y
Expenses paid per $1,000†	$ 4.81	$ 4.56
Ending value (after expenses)	$ 1,020.31	$1,020.56

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

September 30, 2015

Common Stocks - 103.5%	Shares		Value ($)
Automobiles & Components - 1.8%
Motorcar Parts of America	12,991	[a]	407,138
Banks - 3.7%
ConnectOne Bancorp	13,782		265,993
National Bank Holdings, Cl. A	16,372		336,117
PrivateBancorp	6,841		262,216
			864,326
Capital Goods - 12.3%
Altra Industrial Motion	14,616		337,922
American Woodmark	3,725	[a]	241,641
Beacon Roofing Supply	15,497	[a]	503,498
Comfort Systems USA	9,880		269,329
EMCOR Group	7,338		324,706
Milacron Holdings	11,870		208,319
PGT	27,528	[a]	338,044
Trex	7,600	[a]	253,308
Watsco	3,092		366,340
			2,843,107
Commercial & Professional Services - 8.1%
Advisory Board	10,289	[a]	468,561
CEB	6,040		412,774
Kforce Inc	10,526		276,623
Knoll	18,383		404,058
TrueBlue	13,589	[a]	305,345
			1,867,361
Consumer Durables & Apparel - 5.0%
Malibu Boats, Cl. A	18,314	[a]	256,030
Oxford Industries	3,186		235,382
Steven Madden	10,780	[a]	394,764
Wolverine World Wide	13,110		283,700
			1,169,876
Consumer Services - 2.7%
2U	7,717	[a,b]	277,040
Red Robin Gourmet Burgers	4,628	[a]	350,525
			627,565
Exchange-Traded Funds - 3.7%
iShares Russell 2000 Growth ETF	6,378	[b]	854,461
Food, Beverage & Tobacco - 2.5%
Snyder's-Lance	11,395		384,353

8

Common Stocks - 103.5% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 2.5% (continued)
WhiteWave Foods	4,754	[a]	190,873
			575,226
Health Care Equipment & Services - 10.6%
Align Technology	4,143	[a]	235,157
Endologix	22,417	[a]	274,832
Globus Medical, Cl. A	14,907	[a,b]	307,979
HealthStream	9,225	[a]	201,197
HeartWare International	2,664	[a,b]	139,354
LDR Holding	9,999	[a,b]	345,265
Medidata Solutions	6,875	[a]	289,506
NxStage Medical Inc	19,859	[a]	313,176
WellCare Health Plans	3,915	[a]	337,395
			2,443,861
Household & Personal Products - 1.9%
Inter Parfums	17,877		443,528
Media - 3.2%
IMAX	10,869	[a]	367,264
Lions Gate Entertainment	9,995	[b]	367,816
			735,080
Pharmaceuticals, Biotechnology & Life Sciences - 13.6%
ACADIA Pharmaceuticals	11,100	[a,b]	367,077
Cepheid	7,853	[a]	354,956
Foamix Pharmaceuticals	37,791		277,008
Ligand Pharmaceuticals	5,455	[a,b]	467,221
Otonomy	10,606	[a]	188,893
Paratek Pharmaceuticals	9,604	[b]	182,476
Pfenex	22,777	[a]	341,883
Retrophin	12,898	[a]	261,313
Tokai Pharmaceuticals	30,975	[b]	320,591
ZS Pharma	5,854	[a]	384,374
			3,145,792
Real Estate - 1.5%
Physicians Realty Trust	22,550	[c]	340,279
Retailing - 7.2%
American Eagle Outfitters	21,025	[b]	328,621
Core-Mark Holding	6,600		431,970
Kirkland's	20,774		447,472
Restoration Hardware Holdings	4,868	[a,b]	454,233
			1,662,296

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 103.5% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 7.1%
Inphi	17,284	[a]	415,507
Integrated Device Technology	18,665	[a]	378,899
MaxLinear, Cl. A	38,879	[a]	483,655
Mellanox Technologies	9,377	[a]	354,357
			1,632,418
Software & Services - 14.1%
AVG Technologies	18,820	[a]	409,335
comScore	5,472	[a,b]	252,533
Fleetmatics Group	6,067	[a]	297,829
HubSpot	6,470	[b]	300,014
LogMeIn	8,065	[a]	549,710
Mentor Graphics	21,853		538,239
Proofpoint	4,639	[a,b]	279,824
SS&C Technologies Holdings	5,579		390,753
Synchronoss Technologies	7,714	[a,b]	253,019
			3,271,256
Technology Hardware & Equipment - 3.1%
Ciena	17,724	[a,b]	367,241
Infinera	17,870	[a,b]	349,537
			716,778
Transportation - 1.4%
Forward Air	7,763		322,087
Total Common Stocks (cost $22,130,812)			23,922,435
Other Investments - 1.3%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	306,707	[d]	306,707
(cost $306,707)
Investment of Cash Collateral for Securities Loaned - 7.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund	1,743,152	[d]	1,743,152
(cost $1,743,152)
Total Investments (cost $24,180,671)	112.4%		25,972,294
Liabilities, Less Cash and Receivables	(12.4%)		(2,857,799)
Net Assets	100.0%		23,114,495

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2015, the value of the fund's securities on loan was $5,651,365 and the value of the collateral held by the fund was $5,640,542, consisting of cash collateral of $1,743,152 and U.S. Government & Agency securities valued at $3,897,390.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	14.1
Pharmaceuticals, Biotechnology & Life Sciences	13.6
Capital Goods	12.3
Health Care Equipment & Services	10.6
Money Market Investments	8.9
Commercial & Professional Services	8.1
Retailing	7.2
Semiconductors & Semiconductor Equipment	7.1
Consumer Durables & Apparel	5.0
Banks	3.7
Exchange-Traded Funds	3.7
Media	3.2
Technology Hardware & Equipment	3.1
Consumer Services	2.7
Food, Beverage & Tobacco	2.5
Household & Personal Products	1.9
Automobiles & Components	1.8
Real Estate	1.5
Transportation	1.4
112.4

†Based on net assets.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,651,365)—Note 1(b):
Unaffiliated issuers	22,130,812	23,922,435
Affiliated issuers	2,049,859	2,049,859
Cash		4,523
Receivable for investment securities sold		676,667
Dividends and securities lending income receivable		9,613
Prepaid expenses		17,184
		26,680,281
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		27,649
Liability for securities on loan—Note 1(b)		1,743,152
Payable for shares of Beneficial Interest redeemed		1,253,640
Payable for investment securities purchased		493,555
Accrued expenses		47,790
		3,565,786
Net Assets ($)		23,114,495
Composition of Net Assets ($):
Paid-in capital		14,507,822
Accumulated net realized gain (loss) on investments		6,815,050
Accumulated net unrealized appreciation (depreciation) on investments		1,791,623
Net Assets ($)		23,114,495

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	23,033,518	80,977
Shares Outstanding	655,074	2,302
Net Asset Value Per Share ($)	35.16	35.18

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended September 30, 2015

Investment Income ($):
Income:
Cash dividends (net of $1,194 foreign taxes withheld at source):
Unaffiliated issuers	148,213
Affiliated issuers	504
Income from securities lending—Note 1(b)	23,875
Total Income	172,592
Expenses:
Investment advisory fee—Note 3(a)	254,131
Professional fees	51,350
Registration fees	31,747
Custodian fees—Note 3(b)	30,730
Shareholder servicing costs—Note 3(b)	25,909
Administration fee—Note 3(a)	19,060
Prospectus and shareholders’ reports	9,559
Trustees' fees and expenses—Note 3(c)	1,383
Interest expense—Note 2	614
Loan commitment fees—Note 2	261
Miscellaneous	19,332
Total Expenses	444,076
Less—reduction in expenses due to undertaking—Note 3(a)	(141,433)
Less—reduction in fees due to earnings credits—Note 3(b)	(36)
Net Expenses	302,607
Investment (Loss)—Net	(130,015)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,277,238
Net unrealized appreciation (depreciation) on investments	(4,051,822)
Net Realized and Unrealized Gain (Loss) on Investments	3,225,416
Net Increase in Net Assets Resulting from Operations	3,095,401

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2015	2014
Operations ($):
Investment (loss)—net	(130,015)	(351,066)
Net realized gain (loss) on investments	7,277,238	27,905,318
Net unrealized appreciation (depreciation) on investments	(4,051,822)	(22,841,870)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,095,401	4,712,382
Dividends to Shareholders from ($):
Net realized gain on investments:
Class I	(16,086,915)	(27,698,814)
Class Y	(48,130)	(309)
Total Dividends	(16,135,045)	(27,699,123)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	9,459,524	3,063,509
Class Y	-	158,032
Dividends reinvested:
Class I	6,200,108	14,378,737
Cost of shares redeemed:
Class I	(25,914,730)	(49,211,819)
Class Y	(36,954)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(10,292,052)	(31,611,541)
Total Increase (Decrease) in Net Assets	(23,331,696)	(54,598,282)
Net Assets ($):
Beginning of Period	46,446,191	101,044,473
End of Period	23,114,495	46,446,191
Capital Share Transactions (Shares):
Class Ia
Shares sold	227,097	47,416
Shares issued for dividends reinvested	177,348	263,733
Shares redeemed	(626,690)	(860,430)
Net Increase (Decrease) in Shares Outstanding	(222,245)	(549,281)
Class Ya
Shares sold	-	2,936
Shares redeemed	(650)	-
Net Increase (Decrease) in Shares Outstanding	(650)	2,936
[a] During the period ended September 30, 2014, 2,936 Class I shares representing $158,032 were exchanged for 2,936 Class Y shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	52.76	70.83	60.57	47.21	47.68
Investment Operations:
Investment (loss)—net[a]	(.17)	(.30)	(.13)	(.16)	(.18)
Net realized and unrealized gain (loss) on investments	3.48	1.98	16.26	14.57	(.29)
Total from Investment Operations	3.31	1.68	16.13	14.41	(.47)
Distributions:
Dividends from net realized gain on investments	(20.91)	(19.75)	(5.87)	(1.05)	-
Net asset value, end of period	35.16	52.76	70.83	60.57	47.21
Total Return (%)	6.50	1.46	30.20	30.86	(.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40	1.15	1.04	1.02	.97
Ratio of net expenses to average net assets	.95	.95	.98	.96	.96
Ratio of net investment (loss) to average net assets	(.41)	(.52)	(.22)	(.29)	(.33)
Portfolio Turnover Rate	169.20	138.15	121.73	154.49	176.06
Net Assets, end of period ($ x 1,000)	23,034	46,290	101,043	133,692	142,906

a Based on average shares outstanding.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Year Ended September 30,
Class Y Shares	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	52.76	70.83	64.04
Investment Operations:
Investment (loss)—net[b]	(.15)	(.19)	(.10)
Net realized and unrealized gain (loss) on investments	3.48	1.87	6.89
Total from Investment Operations	3.33	1.68	6.79
Distributions:
Dividends from net realized gain on investments	(20.91)	(19.75)	—
Net asset value, end of period	35.18	52.76	70.83
Total Return (%)	6.56	1.48	10.59	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40	1.11	1.07	[d]
Ratio of net expenses to average net assets	.90	.95	.95	[d]
Ratio of net investment (loss) to average net assets	(.35)	(.38)	(.57)	[d]
Portfolio Turnover Rate	169.20	138.15	121.73
Net Assets, end of period ($ x 1,000)	81	156	1

a From July 1, 2013 (commencement of initial offering) to September 30, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

17

NOTES TO FINANCIAL STATEMENTS (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies

18

that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2015 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	21,716,538	-	-	21,716,538
Equity Securities—Foreign Common Stocks†	1,351,436	-	-	1,351,436
Exchange—Traded Funds	854,461	-	-	854,461
Mutual Funds	2,049,859	-	-	2,049,859

† See Statement of Investments for additional detailed categorizations.

At September 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At September 30, 2015, the value of the collateral was 99.8% of the market value of the securities on loan. On a daily basis, the collateral held by the fund is monitored to ensure that its value is at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the

20

period ended September 30, 2015, The Bank of New York Mellon earned $5,458 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2015 were as follows:

Affiliated Investment Company	Value 9/30/2014 ($)	Purchases ($)	Sales ($)	Value 9/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	845,754	34,174,859	34,713,906	306,707	1.3
Dreyfus Institutional Cash Advantage Fund	6,881,565	46,089,474	51,227,887	1,743,152	7.6
Total	7,727,319	80,264,333	85,941,793	2,049,859	8.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2015, the fund did not incur any interest or penalties.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $750,271, undistributed capital gains $6,287,603 and unrealized appreciation $1,568,799.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2015 and September 30, 2014 were as follows: ordinary income $4,521,973 and $4,850,061, and long-term capital gains $11,613,072 and $22,849,062, respectively.

During the period ended September 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating expenses and treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund increased accumulated undistributed investment income-net by $130,015, decreased accumulated net realized gain (loss) on investments by $7,963,378 and increased paid-in capital by $7,833,363. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2015 was approximately $55,900 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from October 1, 2014 through October 31, 2014,

22

to waive receipt of its fees and/or assume the expenses of the fund, so that the direct annual fund’s operating expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .95% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from November 1, 2014 through February 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of Class I and Y shares (excluding certain expenses as described above) do not exceed .95% and .90% of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $141,433 during the period ended September 30, 2015.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $19,060 during the period ended September 30, 2015.

(b)The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2015, the fund was

23

NOTES TO FINANCIAL STATEMENTS (continued)

charged $20,594 for transfer agency services and $891 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $36.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2015, the fund was charged $30,730 pursuant to the custody agreement.

During the period ended September 30, 2015, the fund was charged $11,078 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $17,014, custodian fees $13,000, Chief Compliance Officer fees $2,606, administration fees $1,276 and transfer agency fees $2,591, which are offset against an expense reimbursement currently in effect in the amount of $8,838.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2015, amounted to $54,111,097 and $79,128,033, respectively.

At September 30, 2015, the cost of investments for federal income tax purposes was $24,403,495; accordingly, accumulated net unrealized appreciation on investments was $1,568,799, consisting of $3,470,359 gross unrealized appreciation and $1,901,560 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Growth Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 25, 2015

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $735 as ordinary income dividends paid during the year ended September 30, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 4.06% of ordinary income dividends paid during the year ended September 30, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. The fund reports the maximum amount allowable but not less than $15.0506 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $5.8605 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

26

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 142

———————

Francine J. Bovich (64)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 80

———————

Kenneth A. Himmel (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 30

———————

27

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 30

———————

Roslyn M. Watson (65)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 66

———————

Benaree Pratt Wiley (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 66

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 142 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

29

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 167 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

Dreyfus/The Boston Company Small Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6941AR0915

Dreyfus/The Boston Company Small Cap Value Fund

ANNUAL REPORT September 30, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Value Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/The Boston Company Small Cap Value Fund, covering the 12-month period from October 1, 2014, through September 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased during the third quarter of 2015 when economic concerns in China, falling commodity prices, and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit. U.S. bonds generally fared better, rallying in late 2014 before reversing course in the spring as the domestic economy strengthened. Global economic instability sparked a renewed rally among U.S. government securities toward the reporting period’s end, but corporate-backed and inflation-linked securities lost value.

We expect market volatility to persist over the near term as investors vacillate between hopes that current turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, expectations of higher short-term interest rates in the United States, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the eventual normalization of U.S. monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

October 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2014, through September 30, 2015, as provided by Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2015, Dreyfus/The Boston Company Small Cap Value Fund produced a total return of -2.05%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), produced a total return of -1.60% for the same period.2

Stocks proved volatile over the reporting period amid shifting economic sentiment. The fund lagged its benchmark primarily due to shortfalls in the materials and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index. We use fundamental research and qualitative analysis to select stocks and look for companies with strong competitive positions, high-quality management, and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small-cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

Global Economic Concerns Sparked Market Volatility

Modestly negative results from the Russell 2000® Value Index over the full reporting period masked elevated levels of short-term market volatility. October 2014 began in the midst of a market downturn, but U.S. employment gains, better consumer confidence, and improved business sentiment prompted a quick market recovery. Consequently, some broad market indices climbed to record highs through the end of February 2015. The rally paused in March amid sluggish U.S. economic growth stemming from severe winter weather and an appreciating U.S. dollar. However, the domestic economy regained traction in the spring, and stocks advanced until economic uncertainty in Greece and China again sent U.S. stock prices lower over the summer.

Fund Strategies Produced Mixed Results

The fund’s relative performance over the reporting period was dampened by a handful of disappointing security selections. In the hard hit materials sector, falling commodity and energy prices presented challenges for holdings such as steelmaker TimkenSteel, specialty metals producer Carpenter Technology, and oilfield products supplier Flotek Industries, where earnings suffered amid slowing demand from oil drillers. Likewise, mining firm Allied Nevada Gold was hurt by lower gold prices. In the health care sector, medical services and products provider Hanger struggled with accounting issues that prevented the company from filing with the SEC, and medical insurance benefit cost containment specialist HMS Holding unexpectedly lost a major government contract to a competitor. Results were also undermined by oil well servicing contractor Key Energy Services, which experienced problems

3

DISCUSSION OF FUND PERFORMANCE (continued)

in its Mexico operations, and independent energy producer Bill Barrett Corp., which was hurt by declining oil and gas prices.

The fund achieved better relative results in several other market segments. Returns from the consumer discretionary sector were buoyed by specialty retailers: Office Depot gained substantial value after receiving a takeover offer from rival Staples, and apparel seller Express encountered robust demand for new product lines. In addition, investors responded positively to the addition of activist shareholders to the board of automotive service company Pep Boys-Manny, Moe & Jack, and media conglomerate E.W. Scripps advanced after merging with Journal Communications and announcing that it would spin off some of its divisions into a new company.

In the industrials sector, a number of holdings benefited from greater U.S. residential and commercial construction activity, including carpet tiles maker Interface, furnishings manufacturer Knoll, office furniture provider Steelcase, and HVAC products supplier Comfort Systems USA. Finally, strong performers in the consumer staples sector included convenience store operator Casey’s General Stores, which reported higher earnings and improved same-store sales stemming from increased customer traffic and lower food preparation costs.

A Constructive Investment Posture

As we enter the close of the year, volatility will likely continue to impact equities as they try to find more solid footing. Above all, it is important to remember that fundamentals for both U.S. companies and the overall U.S. economy remain solid. Despite this, investors continue to grapple with concerns over global growth, especially regarding China and Europe, as well as escalating geo-political risks (such as Syria, Ukraine, and Iran) and importantly, the highly anticipated but yet-to-materialize Federal Reserve interest rate hike. The lack of clarity on those fronts continues to keep the markets off-balance. Despite this, our research driven process has led us to a number of areas in the market that are well positioned to experience positive tailwinds looking forward. While volatility is likely to persist throughout the remainder of the year, we believe that equities should be supported by positive seasonal influences, relatively healthier economic conditions, and solid corporate underpinnings.

Within this environment, we continue to find attractive opportunities in the Consumer Discretionary, Industrials and Health Care sectors, which are emphasized in the portfolio with overweight positions versus the Index. Conversely, we have maintained underweight exposure to the REITs and Insurance segments, where we have found fewer opportunities meeting our investment criteria.

October 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

4

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small Cap Value Fund Class I shares and the Russell 2000 Value Index

Average Annual Total Returns as of 9/30/15

	1 Year	5 Years	10 Years
Class I shares	-2.05%	10.65%	6.28%
Russell 2000 Value Index	-1.60%	10.17%	5.35%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap Value Fund on 9/30/05 to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is an unmanaged index, which measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Value Fund from April 1, 2015 to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2015

Expenses paid per $1,000†	$ 4.66
Ending value (after expenses)	$ 898.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2015

Expenses paid per $1,000†	$ 4.96
Ending value (after expenses)	$ 1,020.16

† Expenses are equal to the fund’s annualized expense ratio of .98%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

September 30, 2015

Common Stocks - 99.4%	Shares		Value ($)
Automobiles & Components - .9%
Thor Industries	42,651		2,209,322
Banks - 18.9%
Bank of Hawaii	50,732	[a]	3,220,975
Boston Private Financial Holdings	140,775		1,647,067
Brookline Bancorp	151,420		1,535,399
Bryn Mawr Bank	21,063		654,427
Capital Bank Financial, Cl. A	28,469	[b]	860,618
Cardinal Financial	66,880		1,538,909
Central Pacific Financial	66,628		1,397,189
CoBiz Financial	114,663		1,491,766
Columbia Banking System	70,311		2,194,406
CVB Financial	54,936		917,431
FCB Financial Holdings, Cl. A	28,723	[b]	936,944
First Horizon National	344,281	[a]	4,881,905
First Midwest Bancorp	126,273		2,214,828
Prosperity Bancshares	30,407		1,493,288
Seacoast Banking Corp. of Florida	85,444	[b]	1,254,318
Synovus Financial	229,350		6,788,760
UMB Financial	56,327	[a]	2,861,975
United Community Banks	112,562		2,300,767
Valley National Bancorp	314,275		3,092,466
Washington Trust Bancorp	29,981		1,152,769
Webster Financial	117,155		4,174,233
Wintrust Financial	30,907		1,651,361
			48,261,801
Capital Goods - 7.4%
AeroVironment	76,504	[b]	1,533,140
American Woodmark	16,798	[b]	1,089,686
Apogee Enterprises	26,649		1,189,878
Astec Industries	52,671		1,765,005
Chart Industries	49,103	[b]	943,269
Comfort Systems USA	47,500		1,294,850
EMCOR Group	53,037		2,346,887
FreightCar America	52,261		896,799
Granite Construction	60,713		1,801,355
Great Lakes Dredge and Dock	75,740	[b]	381,730
Lindsay	27,448	[a]	1,860,700
Mueller Industries	21,044		622,482

8

Common Stocks - 99.4% (continued)	Shares		Value ($)
Capital Goods - 7.4% (continued)
Raven Industries	62,884		1,065,884
Simpson Manufacturing	62,195		2,082,911
			18,874,576
Commercial & Professional Services - 6.4%
Advisory Board	47,099	[b]	2,144,888
FTI Consulting	61,979	[b]	2,572,748
Interface	106,893		2,398,679
Knoll	84,106		1,848,650
Korn/Ferry International	77,297		2,556,212
McGrath RentCorp	57,136		1,524,960
Steelcase, Cl. A	115,834		2,132,504
TrueBlue	54,942	[b]	1,234,547
			16,413,188
Consumer Durables & Apparel - 5.6%
Cavco Industries	19,535	[b]	1,330,138
Deckers Outdoor	26,485	[b]	1,537,719
Ethan Allen Interiors	73,498		1,941,082
iRobot	50,109	[a,b]	1,460,176
Oxford Industries	21,226		1,568,177
TopBuild	24,953	[b]	772,794
Universal Electronics	29,295	[b]	1,231,269
Vera Bradley	86,066	[a,b]	1,085,292
WCI Communities	78,122	[b]	1,767,901
William Lyon Homes, Cl. A	76,018	[b]	1,565,971
			14,260,519
Consumer Services - 2.4%
Belmond, Cl. A	173,203	[b]	1,751,082
Capella Education	19,222		951,873
Cheesecake Factory	61,707		3,329,710
			6,032,665
Diversified Financials - .9%
Cohen & Steers	37,289		1,023,583
Piper Jaffray	37,008	[b]	1,338,579
			2,362,162
Energy - 4.8%
Energen	35,489		1,769,482
Geospace Technologies	61,040	[b]	842,962
Gulf Island Fabrication	42,164		443,987
Natural Gas Services Group	48,973	[b]	945,179
Oil States International	75,183	[b]	1,964,532

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.4% (continued)	Shares		Value ($)
Energy - 4.8% (continued)
Patterson-UTI Energy	140,004		1,839,653
PDC Energy	17,849	[a,b]	946,175
RPC	168,485	[a]	1,491,092
Synergy Resources	193,053	[b]	1,891,919
			12,134,981
Exchange-Traded Funds - .6%
iShares Russell 2000 Value ETF	16,935		1,525,843
Food & Staples Retailing - 3.7%
Casey's General Stores	50,031		5,149,191
Fresh Market	78,348	[b]	1,769,881
United Natural Foods	50,070	[a,b]	2,428,896
			9,347,968
Food, Beverage & Tobacco - .5%
Fresh Del Monte Produce	34,535		1,364,478
Health Care Equipment & Services - 6.4%
Air Methods	62,935	[a,b]	2,145,454
Computer Programs & Systems	12,731		536,357
Globus Medical, Cl. A	94,209	[b]	1,946,358
Hanger	27,740	[b]	378,374
Invacare	49,359		714,225
LifePoint Health	48,648	[b]	3,449,143
Meridian Bioscience	79,755		1,363,810
Natus Medical	13,194	[b]	520,503
Omnicell	56,244	[b]	1,749,188
WellCare Health Plans	40,697	[b]	3,507,267
			16,310,679
Insurance - 1.8%
First American Financial	39,335		1,536,818
RLI	30,850		1,651,400
Safety Insurance Group	26,899		1,456,581
			4,644,799
Materials - 3.2%
Calgon Carbon	57,826		900,929
Carpenter Technology	37,229		1,108,307
Haynes International	28,093		1,063,039
Intrepid Potash	91,741	[b]	508,245
Louisiana-Pacific	127,466	[a,b]	1,815,116
Stillwater Mining	179,131	[b]	1,850,423
TimkenSteel	82,201		831,874
			8,077,933

10

Common Stocks - 99.4% (continued)	Shares		Value ($)
Media - 3.6%
E.W. Scripps, Cl. A	195,524		3,454,909
Morningstar	9,023		724,186
New York Times, Cl. A	206,614		2,440,111
Time	133,327		2,539,879
			9,159,085
Real Estate - 6.6%
American Assets Trust	51,723	[c]	2,113,402
CyrusOne	72,508	[c]	2,368,111
Education Realty Trust	30,765	[a]	1,013,707
EPR Properties	49,877	[c]	2,572,157
Healthcare Trust of America, Cl. A	113,334		2,777,816
Kite Realty Group Trust	106,402		2,533,432
Pebblebrook Hotel Trust	27,661	[a,c]	980,582
Physicians Realty Trust	82,143	[c]	1,239,538
RLJ Lodging Trust	45,558	[c]	1,151,251
			16,749,996
Retailing - 6.8%
American Eagle Outfitters	167,092	[a]	2,611,648
Express	132,166	[b]	2,361,806
Finish Line, Cl. A	60,445		1,166,589
Guess?	102,941	[a]	2,198,820
Haverty Furniture	43,428		1,019,689
PEP Boys-Manny Moe & Jack	122,026	[b]	1,487,497
The Children's Place	34,984		2,017,527
Urban Outfitters	51,240	[b]	1,505,431
Vitamin Shoppe	63,975	[b]	2,088,144
Zumiez	49,125	[b]	767,824
			17,224,975
Semiconductors & Semiconductor Equipment - 3.2%
Brooks Automation	157,697		1,846,632
Inphi	54,536	[b]	1,311,045
MKS Instruments	54,258		1,819,271
Nanometrics	65,041	[b]	789,598
Teradyne	138,753		2,498,942
			8,265,488
Software & Services - 4.5%
Acxiom	96,147	[b]	1,899,865
Constant Contact	45,968	[b]	1,114,265
CSG Systems International	64,035		1,972,278
Mentor Graphics	124,106		3,056,731

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.4% (continued)	Shares		Value ($)
Software & Services - 4.5% (continued)
Monotype Imaging Holdings	49,999		1,090,978
Synchronoss Technologies	35,540	[b]	1,165,712
TiVo	144,619	[b]	1,252,401
			11,552,230
Technology Hardware & Equipment - 4.1%
DTS	25,237	[b]	673,828
Electronics For Imaging	46,811	[b]	2,025,980
FARO Technologies	30,702	[b]	1,074,570
IPG Photonics	8,690	[b]	660,179
Ixia	44,787	[b]	648,964
Littelfuse	23,544		2,146,036
ScanSource	34,998	[b]	1,241,029
Tech Data	15,019	[b]	1,028,802
Vishay Intertechnology	103,404		1,001,985
			10,501,373
Transportation - .4%
Marten Transport	64,068		1,035,979
Utilities - 6.7%
California Water Service Group	73,849		1,633,540
Chesapeake Utilities	34,745		1,844,265
Hawaiian Electric Industries	82,132		2,356,367
MDU Resources Group	122,247		2,102,648
NorthWestern	52,077		2,803,305
Piedmont Natural Gas	77,079		3,088,556
Portland General Electric	91,073		3,366,969
			17,195,650
Total Common Stocks (cost $230,761,306)			253,505,690
Other Investments - 1.6%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	4,093,323	[d]	4,093,323
(cost $4,093,323)
Investment of Cash Collateral for Securities Loaned - 3.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund	8,516,377	[d]	8,516,377
(cost $8,516,377)
Total Investments (cost $243,371,006)	104.4%		266,115,390
Liabilities, Less Cash and Receivables	(4.4%)		(11,096,502)
Net Assets	100.0%		255,018,888

ETF—Exchange-Traded Fund

12

a Security, or portion thereof, on loan. At September 30, 2015, the value of the fund's securities on loan was $19,349,734 and the value of the collateral held by the fund was $19,708,171 consisting of cash collateral of $8,516,377 and U.S. Government & Agency securities valued at $11,191,794.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	18.9
Capital Goods	7.4
Retailing	6.8
Utilities	6.7
Real Estate	6.6
Commercial & Professional Services	6.4
Health Care Equipment & Services	6.4
Consumer Durables & Apparel	5.6
Money Market Investments	5.0
Energy	4.8
Software & Services	4.5
Technology Hardware & Equipment	4.1
Food & Staples Retailing	3.7
Media	3.6
Materials	3.2
Semiconductors & Semiconductor Equipment	3.2
Consumer Services	2.4
Insurance	1.8
Automobiles & Components	.9
Diversified Financials	.9
Exchange-Traded Funds	.6
Food, Beverage & Tobacco	.5
Transportation	.4
104.4

†Based on net assets.

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $19,349,734)—Note 1(b):
Unaffiliated issuers	230,761,306	253,505,690
Affiliated issuers	12,609,700	12,609,700
Cash		113,052
Receivable for investment securities sold		2,262,569
Dividends and securities lending income receivable		367,687
Prepaid expenses		9,554
		268,868,252
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		214,063
Liability for securities on loan—Note 1(b)		8,516,377
Payable for investment securities purchased		5,026,501
Payable for shares of Beneficial Interest redeemed		27,263
Accrued expenses		65,160
		13,849,364
Net Assets ($)		255,018,888
Composition of Net Assets ($):
Paid-in capital		215,695,472
Accumulated undistributed investment income—net		1,519,285
Accumulated net realized gain (loss) on investments		15,059,747
Accumulated net unrealized appreciation (depreciation) on investments		22,744,384
Net Assets ($)		255,018,888
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		11,616,638
Net Asset Value Per Share ($)		21.95

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended September 30, 2015

Investment Income ($):
Income:
Cash dividends (net of $259 foreign taxes withheld at source):
Unaffiliated issuers	4,683,213
Affiliated issuers	3,562
Income from securities lending—Note 1(b)	101,530
Total Income	4,788,305
Expenses:
Investment advisory fee—Note 3(a)	2,404,673
Shareholder servicing costs—Note 3(b)	172,612
Administration fee—Note 3(a)	149,758
Custodian fees—Note 3(b)	55,663
Professional fees	47,537
Registration fees	25,870
Prospectus and shareholders’ reports	21,633
Trustees' fees and expenses—Note 3(c)	17,667
Loan commitment fees—Note 2	2,521
Interest expense—Note 2	1,091
Miscellaneous	21,460
Total Expenses	2,920,485
Less—reduction in fees due to earnings credits—Note 3(b)	(6)
Net Expenses	2,920,479
Investment Income—Net	1,867,826
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,979,535
Net unrealized appreciation (depreciation) on investments	(21,216,304)
Net Realized and Unrealized Gain (Loss) on Investments	(4,236,769)
Net (Decrease) in Net Assets Resulting from Operations	(2,368,943)

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2015	2014
Operations ($):
Investment income—net	1,867,826	1,308,141
Net realized gain (loss) on investments	16,979,535	67,923,008
Net unrealized appreciation (depreciation) on investments	(21,216,304)	(53,436,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,368,943)	15,794,902
Dividends to Shareholders from ($):
Investment income—net	(1,400,392)	(1,005,685)
Net realized gain on investments	(60,861,664)	(62,752,734)
Total Dividends	(62,262,056)	(63,758,419)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	21,295,604	23,641,959
Dividends reinvested	61,197,899	62,714,198
Cost of shares redeemed	(81,219,703)	(105,762,725)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	1,273,800	(19,406,568)
Total Increase (Decrease) in Net Assets	(63,357,199)	(67,370,085)
Net Assets ($):
Beginning of Period	318,376,087	385,746,172
End of Period	255,018,888	318,376,087
Undistributed investment income—net	1,519,285	1,378,066
Capital Share Transactions (Shares):
Shares sold	861,137	777,169
Shares issued for dividends reinvested	2,685,296	2,192,804
Shares redeemed	(3,214,581)	(3,460,611)
Net Increase (Decrease) in Shares Outstanding	331,852	(490,638)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	28.21	32.76	25.65	18.81	20.57
Investment Operations:
Investment income—net[a]	.15	.11	.26	.14	.13
Net realized and unrealized gain (loss) on investments	(.51)	1.15	7.29	6.79	(1.79)
Total from Investment Operations	(.36)	1.26	7.55	6.93	(1.66)
Distributions:
Dividends from investment income—net	(.13)	(.09)	(.22)	(.09)	(.10)
Dividends from net realized gain on investments	(5.77)	(5.72)	(.22)	-	-
Total Distributions	(5.90)	(5.81)	(.44)	(.09)	(.10)
Net asset value, end of period	21.95	28.21	32.76	25.65	18.81
Total Return (%)	(2.05)	3.62	29.92	36.95	(8.14)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.96	.99	.98	.96
Ratio of net expenses to average net assets	.97	.96	.99	.98	.96
Ratio of net investment income to average net assets	.62	.37	.90	.59	.57
Portfolio Turnover Rate	76.23	68.43	76.63	88.54	66.51
Net Assets, end of period ($ x 1,000)	255,019	318,376	385,746	457,180	372,176

a Based on average shares outstanding.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

18

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities

19

NOTES TO FINANCIAL STATEMENTS (continued)

and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	250,228,765	-	-	250,228,765
Equity Securities—Foreign Common Stocks†	1,751,082	-	-	1,751,082
Exchange—Traded Funds	1,525,843	-	-	1,525,843
Mutual Funds	12,609,700	-	-	12,609,700

† See Statement of Investments for additional detailed categorizations.

At September 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

20

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended September 30, 2015, The Bank of New York Mellon earned $28,465 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2015 were as follows:

Affiliated Investment Company	Value 9/30/2014 ($)	Purchases ($)	Sales ($)	Value 9/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	4,863,755	95,469,787	96,240,219	4,093,323	1.6
Dreyfus Institutional Cash Advantage Fund	-	161,027,020	152,510,643	8,516,377	3.4
Total	4,863,755	256,496,807	248,750,862	12,609,700	5.0

21

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,426,710, undistributed capital gains $17,976,075 and unrealized appreciation $19,920,631.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2015 and September 30, 2014 were as follows: ordinary income $9,741,539 and $23,808,510, and long-term capital gains $52,520,517 and $39,949,909, respectively.

During the period ended September 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $326,215 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

22

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2015 was approximately $99,500 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $149,758 during the period ended September 30, 2015.

23

NOTES TO FINANCIAL STATEMENTS (continued)

(b)The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2015, the fund was charged $4,266 for transfer agency services and $120 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $6.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2015, the fund was charged $55,663 pursuant to the custody agreement.

During the period ended September 30, 2015, the fund was charged $11,078 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $173,367, custodian fees $25,025, Chief Compliance Officer fees $2,606, administration fees $12,318 and transfer agency fees $747.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2015, amounted to $226,409,400 and $285,684,730, respectively.

At September 30, 2015, the cost of investments for federal income tax purposes was $246,194,759; accordingly, accumulated net unrealized appreciation on investments was $19,920,631, consisting of $45,038,479 gross unrealized appreciation and $25,117,848 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Value Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Value Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 25, 2015

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $2,555,914 as ordinary income dividends paid during the year ended September 30, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 38.91% of ordinary income dividends paid during the year ended September 30, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. The fund reports the maximum amount allowable but not less than $4.9768 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $.7904 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

26

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 142

———————

Francine J. Bovich (64)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 80

———————

Kenneth A. Himmel (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 30

———————

27

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 30

———————

Roslyn M. Watson (65)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 66

———————

Benaree Pratt Wiley (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 66

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 142 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

29

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 167 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

Dreyfus/The Boston Company Small Cap Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: STSVX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6944AR0915

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

ANNUAL REPORT September 30, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small/Mid Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund, covering the 12-month period from October 1, 2014, through September 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased during the third quarter of 2015 when economic concerns in China, falling commodity prices, and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit. U.S. bonds generally fared better, rallying in late 2014 before reversing course in the spring as the domestic economy strengthened. Global economic instability sparked a renewed rally among U.S. government securities toward the reporting period’s end, but corporate-backed and inflation-linked securities lost value.

We expect market volatility to persist over the near term as investors vacillate between hopes that current turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, expectations of higher short-term interest rates in the United States, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the eventual normalization of U.S. monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

October 15, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2014, through September 30, 2015, as provided by Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2015, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares produced a total return of -0.42%, Class C shares returned -1.18%, Class I shares returned -0.17%, and Class Y shares returned -0.05%.1 In comparison, the fund’s benchmark, the Russell 2500® Growth Index (the “Index”), produced a total return of 3.35% for the same period.2

Moderate stock market gains in a recovering U.S. economy over much of the reporting period were offset by subsequent declines triggered by global economic concerns. The fund lagged its benchmark due to shortfalls in the health care, industrials, and consumer-related sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and midcap U.S. companies with market capitalizations equal to or less than the total market capitalization of the largest company in the Index. When choosing stocks, we seek to identify high-quality small-cap and mid-cap companies with rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Global Economic Concerns Sparked Market Volatility

Generally flat to modestly positive results from broad market indices over the full reporting period masked elevated levels of short-term market volatility. October 2014 began in the midst of a market downturn, but U.S. employment gains and better consumer and business confidence prompted a quick market recovery. Consequently, some broad market indices climbed to record highs through the end of February 2015. The rally paused in March amid sluggish U.S. economic growth stemming from severe winter weather and an appreciating U.S. dollar. However, the domestic economy regained traction in the spring, and stocks advanced until economic uncertainty in Greece and China again sent U.S. stock prices lower over the summer.

Fund Strategies Produced Mixed Results

Although the fund successfully navigated turbulence in a number of market sectors over the reporting period, its performance compared to the benchmark was undercut by shortfalls in a handful of industry groups. Most notably, relative performance in the health care sector suffered amid volatility among pharmaceutical developers. Salix Pharmaceuticals was hurt by a scandal surrounding inventory accounting issues, prompting its elimination from the portfolio. Tetraphase Pharmaceuticals received disappointing results from clinical trials of a promising new drug. Pacira Pharmaceuticals was a great performer, but fundamentals slowed and we exited the position. Horizon Pharmaceutical lost value after the pharmaceutical industry

3

DISCUSSION OF FUND PERFORMANCE (continued)

came under scrutiny over pricing and marketing practices. Among health care service providers, assisted living facilities operator Brookdale Senior Living had trouble integrating a recent acquisition.

In the industrials sector, results were dampened by transportation providers. Spirit Airlines reported weak quarterly results due to weather disruptions and competitive pressures, and tank barge specialist Kirby Corp. was hurt by waning demand from domestic oil producers. Meanwhile, equipment rental company United Rentals and contracting services provider Quanta Services were hindered by weakness among customers in the energy industry. Relative performance in the consumer discretionary sector was undercut by several retailers: Deckers Outdoor struggled with high inventories of unsold footwear, investors reacted skeptically to management changes at Vitamin Shoppe, and Urban Outfitters continued to see weakness in its flagship brand despite more positive results from other business units. Finally, in the consumer staples sector, United Natural Foods encountered pricing pressures from rivals seeking to capture market share.

The fund achieved better results in the information technology sector, driven by better-than-expected earnings from remote access specialist LogMeIn, enterprise software producer SS&C Technologies Holdings, transportation management software maker Fleetmatics Group, network security provider Palo Alto Networks, and digital optical networking solutions provider Infinera. Results in the financials sector were bolstered by Wintrust Financial, which achieved strong loan growth, and CBOE Holdings, which benefited from rising trading volumes. Finally, in the materials sector, greater U.S. infrastructure development activity helped domestically-focused aggregates producer Vulcan Materials buoy relative performance.

Selectively Positioned for Continued U.S. Economic Growth

Despite ongoing turmoil in overseas markets, the U.S. economy has continued to grow. At the same time, we have been encouraged by positive investor sentiment surrounding small- and midcap companies with U.S.-centric business models that have been relatively insulated from international economic instability.

However, in our judgment, selectivity is likely to be key to investment performance over the months ahead, and we have intensified our focus on companies with strong underlying growth prospects. The fund ended the reporting period with overweighted positions in the information technology, industrials, and consumer-related sectors, but we have identified fewer opportunities meeting our investment criteria in the health care sector.

October 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S.

4

companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus / The Boston Company Small / Mid Cap Growth Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 2500 Growth Index

† Source: Lipper Inc.

†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus/The Boston Company Small/Mid Cap Growth Fund on 9/30/05 to a $10,000 investment made in the Russell 2500 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index that measures the performance of those Russell 2500 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/15

	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	-6.16%	12.27%	7.87%††
without sales charge	3/31/09	-0.42%	13.61%	8.50%††
Class C shares
with applicable redemption charge†	3/31/09	-2.06%	12.65%	7.86%††
without redemption	3/31/09	-1.18%	12.65%	7.86%††
Class I shares	1/1/88	-0.17%	13.93%	8.68%
Class Y shares	7/1/13	-0.05%	13.97%††	8.70%††
Russell 2500 Growth Index		3.35%	13.93%	8.38%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from April 1, 2015 to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.78	$ 8.36	$ 3.69	$ 3.17
Ending value (after expenses)	$888.30	$885.10	$889.50	$889.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.11	$ 8.95	$ 3.95	$ 3.40
Ending value (after expenses)	$1,020.00	$1,016.19	$1,021.16	$1,021.71

† Expenses are equal to the fund's annualized expense ratio of 1.01% for Class A, 1.77% for Class C, .78% for Class I and .67% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2015

Common Stocks - 97.1%	Shares		Value ($)
Automobiles & Components - 3.0%
Dorman Products	286,890	[a,b]	14,599,832
Gentex	721,991		11,190,861
			25,790,693
Banks - 4.0%
SVB Financial Group	92,270	[b]	10,660,876
Webster Financial	327,825		11,680,405
Wintrust Financial	237,918		12,711,959
			35,053,240
Capital Goods - 13.0%
A.O. Smith	173,959		11,340,387
Allegion	121,094		6,982,280
Beacon Roofing Supply	436,639	[b]	14,186,401
BWX Technologies	287,316		7,573,650
Carlisle	140,497		12,276,628
EMCOR Group	346,198		15,319,261
Nordson	153,627		9,669,283
Sensata Technologies Holding	149,608	[b]	6,633,619
Snap-on	104,981		15,845,832
Watsco	117,312		13,899,126
			113,726,467
Commercial & Professional Services - 3.2%
Advisory Board	346,533	[b]	15,781,113
CEB	171,915		11,748,671
			27,529,784
Consumer Durables & Apparel - 8.8%
Jarden	214,310	[b]	10,475,473
Kate Spade & Co.	607,290	[b]	11,605,312
Polaris Industries	72,891		8,737,444
PVH	132,566		13,513,778
Steven Madden	303,745	[b]	11,123,142
TopBuild	365,559	[b]	11,321,362
Wolverine World Wide	456,100		9,870,004
			76,646,515
Consumer Services - 1.7%
Panera Bread, Cl. A	74,888	[a,b]	14,484,088
Diversified Financials - 1.9%
CBOE Holdings	249,577		16,741,625

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.1% (continued)	Shares		Value ($)
Energy - .8%
Energen	137,707		6,866,071
Exchange-Traded Funds - 3.5%
iShares Russell 2000 Growth ETF	229,581	[a]	30,756,967
Food, Beverage & Tobacco - 1.4%
WhiteWave Foods	299,370	[b]	12,019,706
Health Care Equipment & Services - 9.8%
Acadia Healthcare	122,759	[b]	8,135,239
Align Technology	282,776	[b]	16,050,366
athenahealth	96,970	[a,b]	12,930,950
Brookdale Senior Living	446,682	[b]	10,255,819
Cooper	95,284		14,183,976
Endologix	561,644	[b]	6,885,755
Medidata Solutions	251,118	[b]	10,574,579
WellCare Health Plans	78,135	[b]	6,733,674
			85,750,358
Materials - 3.9%
Bemis	380,794		15,068,019
Headwaters	386,209	[b]	7,260,729
Scotts Miracle-Gro, Cl. A	189,148		11,503,981
			33,832,729
Media - 3.1%
IMAX	444,456	[b]	15,018,168
Lions Gate Entertainment	324,005	[a]	11,923,384
			26,941,552
Pharmaceuticals, Biotechnology & Life Sciences - 5.9%
ACADIA Pharmaceuticals	323,963	[a,b]	10,713,456
Alkermes	147,786	[b]	8,670,605
Cepheid	186,210	[b]	8,416,692
Jazz Pharmaceuticals	71,701	[b]	9,522,610
Ligand Pharmaceuticals	162,069	[a,b]	13,881,210
			51,204,573
Real Estate - 3.7%
CBRE Group, Cl. A	324,150	[b]	10,372,800
Extra Space Storage	124,920	[c]	9,638,827
Realogy Holdings	321,640	[b]	12,103,313
			32,114,940
Retailing - 6.6%
HSN	190,302		10,892,886
LKQ	523,751	[b]	14,853,578
Murphy USA	165,925	[b]	9,117,579

10

Common Stocks - 97.1% (continued)	Shares		Value ($)
Retailing - 6.6% (continued)
Ulta Salon Cosmetics & Fragrance	56,986	[b]	9,308,663
Williams-Sonoma	180,931		13,814,082
			57,986,788
Semiconductors & Semiconductor Equipment - 2.9%
Integrated Device Technology	629,770	[b]	12,784,331
Mellanox Technologies	339,208	[b]	12,818,670
			25,603,001
Software & Services - 14.8%
Akamai Technologies	172,167	[b]	11,889,853
ANSYS	82,063	[b]	7,233,033
Black Knight Financial Services Inc	312,160		10,160,808
Booz Allen Hamilton Holdings	413,072		10,826,617
comScore	192,076	[a,b]	8,864,307
Fleetmatics Group	151,187	[a,b]	7,421,770
HomeAway	466,689	[b]	12,385,926
LogMeIn	210,668	[b]	14,359,131
Proofpoint	121,165	[a,b]	7,308,673
SS&C Technologies Holdings	159,876		11,197,715
Synchronoss Technologies	271,085	[a,b]	8,891,588
Synopsys	407,959	[b]	18,839,547
			129,378,968
Technology Hardware & Equipment - 3.8%
Ciena	392,107	[b]	8,124,457
Infinera	585,005	[a,b]	11,442,698
IPG Photonics	78,354	[a,b]	5,952,553
Palo Alto Networks	41,977	[b]	7,220,044
			32,739,752
Transportation - 1.3%
Hub Group, Cl. A	311,879	[b]	11,355,514
Total Common Stocks (cost $786,577,248)			846,523,331
Other Investments - 3.7%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	32,019,545	[d]	32,019,545
(cost $32,019,545)

11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral for Securities Loaned - 5.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund	46,796,134	[d]	46,796,134
(cost $46,796,134)
Total Investments (cost $865,392,927)	106.2%		925,339,010
Liabilities, Less Cash and Receivables	(6.2%)		(53,808,802)
Net Assets	100.0%		871,530,208

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At September 30, 2015, the value of the fund's securities on loan was $87,685,370 and the value of the collateral held by the fund was $86,808,224, consisting of cash collateral of $46,796,134 and U.S. Government & Agency securities valued at $40,012,090.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	14.8
Capital Goods	13.0
Health Care Equipment & Services	9.8
Money Market Investments	9.1
Consumer Durables & Apparel	8.8
Retailing	6.6
Pharmaceuticals, Biotechnology & Life Sciences	5.9
Banks	4.0
Materials	3.9
Technology Hardware & Equipment	3.8
Real Estate	3.7
Exchange-Traded Funds	3.5
Commercial & Professional Services	3.2
Media	3.1
Automobiles & Components	3.0
Semiconductors & Semiconductor Equipment	2.9
Diversified Financials	1.9
Consumer Services	1.7
Food, Beverage & Tobacco	1.4
Transportation	1.3
Energy	.8
106.2

†Based on net assets.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $87,685,370)—Note 1(b):
Unaffiliated issuers	786,577,248	846,523,331
Affiliated issuers	78,815,679	78,815,679
Cash		57,258
Receivable for investment securities sold		19,966,278
Receivable for shares of Beneficial Interest subscribed		227,980
Dividends, interest and securities lending income receivable		139,690
Prepaid expenses		35,863
		945,766,079
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		593,389
Liability for securities on loan—Note 1(b)		46,796,134
Payable for investment securities purchased		26,339,956
Payable for shares of Beneficial Interest redeemed		297,122
Accrued expenses		209,270
		74,235,871
Net Assets ($)		871,530,208
Composition of Net Assets ($):
Paid-in capital		770,965,347
Accumulated investment (loss)—net		(1,834,965)
Accumulated net realized gain (loss) on investments		42,453,743
Accumulated net unrealized appreciation (depreciation) on investments		59,946,083
Net Assets ($)		871,530,208

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	219,184,966	34,554,224	512,830,183	104,960,835
Shares Outstanding	13,846,343	2,359,744	31,699,218	6,473,981
Net Asset Value Per Share ($)	15.83	14.64	16.18	16.21

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income ($):
Income:
Interest	1,327
Cash dividends (net of $15,234 foreign taxes withheld at source):
Unaffiliated issuers	5,393,626
Affiliated issuers	21,443
Income from securities lending—Note 1(b)	335,050
Total Income	5,751,446
Expenses:
Investment advisory fee—Note 3(a)	5,710,723
Shareholder servicing costs—Note 3(c)	1,635,237
Distribution fees—Note 3(b)	265,137
Prospectus and shareholders’ reports	232,656
Administration fee—Note 3(a)	149,757
Custodian fees—Note 3(c)	89,120
Registration fees	81,370
Trustees' fees and expenses—Note 3(d)	71,929
Professional fees	57,362
Interest expense—Note 2	11,532
Loan commitment fees—Note 2	9,950
Miscellaneous	29,925
Total Expenses	8,344,698
Less—reduction in fees due to earnings credits—Note 3(c)	(257)
Net Expenses	8,344,441
Investment (Loss)—Net	(2,592,995)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	57,336,005
Net unrealized appreciation (depreciation) on investments	(55,352,998)
Net Realized and Unrealized Gain (Loss) on Investments	1,983,007
Net (Decrease) in Net Assets Resulting from Operations	(609,988)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2015	2014
Operations ($):
Investment (loss)—net	(2,592,995)	(2,955,479)
Net realized gain (loss) on investments	57,336,005	112,428,209
Net unrealized appreciation (depreciation) on investments	(55,352,998)	(64,422,589)
Net Increase (Decrease) in Net Assets Resulting from Operations	(609,988)	45,050,141
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(23,322,566)	(22,918,565)
Class C	(3,481,028)	(1,334,731)
Class I	(58,554,617)	(68,005,735)
Class Y	(9,955,724)	(122)
Total Dividends	(95,313,935)	(92,259,153)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	42,910,573	77,706,564
Class C	11,464,914	26,705,891
Class I	178,504,282	233,650,640
Class Y	22,023,769	120,463,624
Dividends reinvested:
Class A	22,529,055	22,257,399
Class C	3,465,315	1,312,211
Class I	48,779,707	57,620,214
Class Y	9,955,724	-
Cost of shares redeemed:
Class A	(48,241,421)	(56,417,187)
Class C	(7,415,176)	(2,572,766)
Class I	(262,766,990)	(258,869,361)
Class Y	(17,346,252)	(17,223,963)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	3,863,500	204,633,266
Total Increase (Decrease) in Net Assets	(92,060,423)	157,424,254
Net Assets ($):
Beginning of Period	963,590,631	806,166,377
End of Period	871,530,208	963,590,631
Accumulated investment (loss)—net	(1,834,965)	-

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	2,450,759	4,314,496
Shares issued for dividends reinvested	1,371,214	1,296,296
Shares redeemed	(2,749,859)	(3,151,684)
Net Increase (Decrease) in Shares Outstanding	1,072,114	2,459,108
Class C
Shares sold	702,848	1,571,228
Shares issued for dividends reinvested	226,639	80,851
Shares redeemed	(459,878)	(153,217)
Net Increase (Decrease) in Shares Outstanding	469,609	1,498,862
Class Ia
Shares sold	9,989,602	12,766,341
Shares issued for dividends reinvested	2,910,484	3,303,911
Shares redeemed	(14,943,120)	(14,192,319)
Net Increase (Decrease) in Shares Outstanding	(2,043,034)	1,877,933
Class Ya
Shares sold	1,227,841	6,564,764
Shares issued for dividends reinvested	593,309	-
Shares redeemed	(960,971)	(951,020)
Net Increase (Decrease) in Shares Outstanding	860,179	5,613,744
[a] During the period ended September 30, 2014, 245,559 Class I shares representing $4,385,685 were exchanged for 245,422 Class Y shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	17.65	18.76	15.82	12.95	12.26
Investment Operations:
Investment (loss)—net[a]	(.07)	(.09)	(.06)	(.06)	(.06)
Net realized and unrealized gain (loss) on investments	.06	1.08	4.20	4.08	.75
Total from Investment Operations	(.01)	.99	4.14	4.02	.69
Distributions:
Dividends from net realized gain on investments	(1.81)	(2.10)	(1.20)	(1.15)	-
Net asset value, end of period	15.83	17.65	18.76	15.82	12.95
Total Return (%)[b]	(.42)	5.59	28.73	32.36	5.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.04	1.02	1.08	1.09
Ratio of net expenses to average net assets	1.03	1.04	1.02	1.08	1.09
Ratio of net investment (loss) to average net assets	(.42)	(.48)	(.34)	(.37)	(.45)
Portfolio Turnover Rate	144.39	139.37	124.25	153.75	180.82
Net Assets, end of period ($ x 1,000)	219,185	225,427	193,470	135,904	107,696

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.58	17.87	15.26	12.63	12.06
Investment Operations:
Investment (loss)—net[a]	(.20)	(.22)	(.20)	(.18)	(.18)
Net realized and unrealized gain (loss) on investments	.07	1.03	4.01	3.96	.75
Total from Investment Operations	(.13)	.81	3.81	3.78	.57
Distributions:
Dividends from net realized gain on investments	(1.81)	(2.10)	(1.20)	(1.15)	-
Net asset value, end of period	14.64	16.58	17.87	15.26	12.63
Total Return (%)[b]	(1.18)	4.72	27.54	31.21	4.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.83	1.92	1.97	1.95
Ratio of net expenses to average net assets	1.81	1.83	1.92	1.97	1.95
Ratio of net investment (loss) to average net assets	(1.21)	(1.26)	(1.29)	(1.24)	(1.31)
Portfolio Turnover Rate	144.39	139.37	124.25	153.75	180.82
Net Assets, end of period ($ x 1,000)	34,554	31,329	6,991	1,893	1,124

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended September 30,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	17.96	19.01	15.98	13.03	12.29
Investment Operations:
Investment (loss)—net[a]	(.03)	(.04)	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	.06	1.09	4.24	4.11	.76
Total from Investment Operations	.03	1.05	4.23	4.10	.74
Distributions:
Dividends from net realized gain on investments	(1.81)	(2.10)	(1.20)	(1.15)	-
Net asset value, end of period	16.18	17.96	19.01	15.98	13.03
Total Return (%)	(.17)	5.85	29.03	32.81	6.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.80	.75	.78	.77
Ratio of net expenses to average net assets	.79	.80	.75	.78	.77
Ratio of net investment (loss) to average net assets	(.19)	(.24)	(.06)	(.07)	(.14)
Portfolio Turnover Rate	144.39	139.37	124.25	153.75	180.82
Net Assets, end of period ($ x 1,000)	512,830	605,932	605,704	513,947	341,406

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	17.97	19.01	17.16
Investment Operations:
Investment (loss)—net[b]	(.01)	(.03)	(.01)
Net realized and unrealized gain (loss) on investments	.06	1.09	1.86
Total from Investment Operations	.05	1.06	1.85
Distributions:
Dividends from net realized gain on investments	(1.81)	(2.10)	-
Net asset value, end of period	16.21	17.97	19.01
Total Return (%)	(.05)	5.90	10.78[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.72	.72[d]
Ratio of net expenses to average net assets	.68	.72	.72[d]
Ratio of net investment (loss) to average net assets	(.07)	(.15)	(.26)[d]
Portfolio Turnover Rate	144.39	139.37	124.25
Net Assets, end of period ($ x 1,000)	104,961	100,902	1

a From July 1, 2013, (commencement of initial offering) to September 30, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

21

NOTES TO FINANCIAL STATEMENTS (continued)

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of September 30, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	793,326,426	-	-	793,326,426
Equity Securities - Foreign Common Stocks†	22,439,938	-	-	22,439,938
Exchange-Traded Funds	30,756,967	-	-	30,756,967
Mutual Funds	78,815,679	-	-	78,815,679

† See Statement of Investments for additional detailed categorizations.

At September 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At September 30, 2015, the value of the collateral was 99% of the market value of the securities on loan. On a daily basis, the collateral held by the fund is monitored to ensure that its value is at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or

24

U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended September 30, 2015, The Bank of New York Mellon earned $76,171 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2015 were as follows:

Affiliated Investment Company	Value 9/30/2014 ($)	Purchases ($)	Sales ($)	Value 9/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	18,843,868	437,473,919	424,298,242	32,019,545	3.7
Dreyfus Institutional Cash Advantage Fund	74,662,549	707,350,493	735,216,908	46,796,134	5.4
Total	93,506,417	1,144,824,412	1,159,515,150	78,815,679	9.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

25

NOTES TO FINANCIAL STATEMENTS (continued)

tax expense in the Statement of Operations. During the period ended September 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $55,258,913, accumulated capital losses $7,044,438 and unrealized appreciation $54,185,351. In addition, the fund deferred for tax purposes late year ordinary losses of $1,834,965 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2015. As a result of the fund’s April 29, 2010 merger with Dreyfus Discovery Fund, capital losses of $7,044,438 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. This acquired capital loss will expire in fiscal year 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2015 and September 30, 2014 were as follows: ordinary income $18,412,406 and $22,995,578, and long-term capital gains $76,901,529 and $69,263,575, respectively.

During the period ended September 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $758,030 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

26

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2015, was approximately $1,047,700 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .60% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and TBCAM, TBCAM serves as the fund’s sub-investment adviser responsible for the day-to–day management of the fund’s portfolio. Dreyfus pays TBCAM a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-

27

NOTES TO FINANCIAL STATEMENTS (continued)

investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $149,757 during the period ended September 30, 2015.

During the period ended September 30, 2015, the Distributor retained $13,253 from commissions earned on sales of the fund's Class A shares and $10,301 from CDSCs on redemptions of the fund's Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2015, Class C shares were charged $265,137 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended

28

September 30, 2015, Class A and Class C shares were charged $599,862 and $88,379, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2015, the fund was charged $94,105 for transfer agency services and $6,207 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $257.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2015, the fund was charged $89,120 pursuant to the custody agreement.

During the period ended September 30, 2015, the fund was charged $11,078 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $446,267, administration fees $12,308, Distribution Plan fees $22,172, Shareholder Services Plan fees $54,164, custodian fees $34,804, Chief Compliance Officer fees $2,606 and transfer agency fees $21,068.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2015, amounted to $1,339,659,188 and $1,436,532,320, respectively.

At September 30, 2015, the cost of investments for federal income tax purposes was $871,153,659; accordingly, accumulated net unrealized appreciation on investments was $54,185,351, consisting of $102,688,421 gross unrealized appreciation and $48,503,070 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/ The Boston Company Small/Mid Cap Growth Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 25, 2015

31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $3,847,940 as ordinary income dividends paid during the year ended September 30, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 20.98% of ordinary income dividends paid during the year ended September 30, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. The fund reports the maximum amount allowable but not less than $1.4622 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $.3501 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

32

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 142

———————

Francine J. Bovich (64)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 80

———————

Kenneth A. Himmel (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 30

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 30

———————

Roslyn M. Watson (65)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 66

———————

Benaree Pratt Wiley (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 66

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 142 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

35

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 167 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

36

NOTES

37

For More Information

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

The Boston Company Asset
Management LLC

BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6921AR0915

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $159,060 in 2014 and $162,900 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $28,190 in 2014 and $28,840 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $15,880 in 2014 and $16,210 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2014 and $0 in 2015.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $15,840,989 in 2014 and $14,297,338 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    November 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    November 23, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    November 23, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)